Exhibit 10.4

NEKTAR THERAPEUTICS

2008 EQUITY INCENTIVE PLAN

Adopted by the Board of Directors on March 20, 2008

Approved by the Shareholders on June 6, 2008

Amended by the Board of Directors on September 14, 2010

Termination Date: March 20, 2018

1.	PURPOSES.

(a) Adoption. The 2008 Equity Incentive Plan was approved by the Board of Directors on March 20, 2008.

(b) Eligible Stock Award Recipients. The persons eligible to receive Stock Awards are the Employees, Directors and Consultants of the Company and its Affiliates.

(c) Available Stock Awards. The purpose of the Plan is to provide a means by which eligible recipients of Stock Awards may be given an opportunity to benefit from increases in value of the Common Stock through the granting of the following Stock Awards: (i) Incentive Stock Options, (ii) Nonstatutory Stock Options, (iii) stock bonuses and (iv) rights to acquire restricted stock.

(d) General Purpose. The Company, by means of the Plan, seeks to retain the services of the group of persons eligible to receive Stock Awards, to secure and retain the services of new members of this group and to provide incentives for such persons to exert maximum efforts for the success of the Company and its Affiliates.

2.	DEFINITIONS.

(a) “Affiliate” means any parent corporation or subsidiary corporation of the Company, whether now or hereafter existing, as those terms are defined in Sections 424(e) and (f), respectively, of the Code.

(b) “Board” means the Board of Directors of the Company.

(c) “Code” means the Internal Revenue Code of 1986, as amended.

(d) “Committee” means a Committee appointed by the Board in accordance with subsection 3(c).

(e) “Common Stock” means the common stock of the Company.

(f) “Company” means Nektar Therapeutics, a Delaware corporation.

(g) “Consultant” means any person, including an advisor, (1) engaged by the Company or an Affiliate to render consulting or advisory services and who is compensated for such services or (2) who is a member of the Board of Directors of an Affiliate. However, the

term “Consultant” shall not include either Directors of the Company who are not compensated by the Company for their services as Directors or Directors of the Company who are merely paid a director’s fee by the Company for their services as Directors.

(h) “Continuous Service” means that the Participant’s service with the Company or an Affiliate, whether as an Employee, Director or Consultant, is not interrupted or terminated. The Participant’s Continuous Service shall not be deemed to have terminated merely because of a change in the capacity in which the Participant renders service to the Company or an Affiliate as an Employee, Consultant or Director or a change in the entity for which the Participant renders such service, provided that there is no interruption or termination of the Participant’s Continuous Service. For example, a change in status from an Employee of the Company to a Consultant of an Affiliate or a Director of the Company will not constitute an interruption of Continuous Service. The Board or the chief executive officer of the Company, in that party’s sole discretion, may determine whether Continuous Service shall be considered interrupted in the case of any leave of absence approved by that party, including sick leave, military leave or any other personal leave.

(i) “Covered Employee” means the chief executive officer and the four (4) other highest compensated officers of the Company for whom total compensation is required to be reported to stockholders under the Exchange Act, as determined for purposes of Section 162(m) of the Code.

(j) “Director” means a member of the Board of Directors of the Company.

(k) “Disability” means the permanent and total disability of a person within the meaning of Section 22(e)(3) of the Code.

(l) “Employee” means any person employed by the Company or an Affiliate. Mere service as a Director or payment of a director’s fee by the Company or an Affiliate shall not be sufficient to constitute “employment” by the Company or an Affiliate.

(m) “Exchange Act” means the Securities Exchange Act of 1934, as amended.

(n) “Fair Market Value” means, as of any date, the value of the Common Stock determined as follows:

(i) If the Common Stock is listed on any established stock exchange or traded on the Nasdaq Global Select Market, the Fair Market Value of a share of Common Stock shall be the closing sales price for such stock (or the closing bid, if no sales were reported) as quoted on such exchange or market (or the exchange or market with the greatest volume of trading in the Common Stock) on the day of determination, as reported in The Wall Street Journal or such other source as the Board deems reliable.

(ii) In the absence of such markets for the Common Stock, the Fair Market Value shall be determined in good faith by the Board.

(o) “Incentive Stock Option” means an Option intended to qualify as an incentive stock option within the meaning of Section 422 of the Code and the regulations promulgated thereunder.

(p) “Non-Employee Director” means a Director of the Company who either (i) is not a current Employee or Officer of the Company or its parent or a subsidiary, does not receive compensation (directly or indirectly) from the Company or its parent or a subsidiary for services rendered as a consultant or in any capacity other than as a Director (except for an amount as to which disclosure would not be required under Item 404(a) of Regulation S-K promulgated pursuant to the Securities Act (“Regulation S-K”)), does not possess an interest in any other transaction as to which disclosure would be required under Item 404(a) of Regulation S-K and is not engaged in a business relationship as to which disclosure would be required under Item 404(b) of Regulation S-K; or (ii) is otherwise considered a “non-employee director” for purposes of Rule 16b-3.

(q) “Nonstatutory Stock Option” means an Option not intended to qualify as an Incentive Stock Option.

(r) “Officer” means a person who is an officer of the Company within the meaning of Section 16 of the Exchange Act and the rules and regulations promulgated thereunder.

(s) “Option” means an Incentive Stock Option or a Nonstatutory Stock Option granted pursuant to the Plan.

(t) “Option Agreement” means a written agreement between the Company and an Optionholder evidencing the terms and conditions of an individual Option grant. Each Option Agreement shall be subject to the terms and conditions of the Plan.

(u) “Optionholder” or “Optionee” means a person to whom an Option is granted pursuant to the Plan or, if applicable, such other person who holds an outstanding Option.

(v) “Outside Director” means a Director of the Company who either (i) is not a current employee of the Company or an “affiliated corporation” (within the meaning of Treasury Regulations promulgated under Section 162(m) of the Code), is not a former employee of the Company or an “affiliated corporation” receiving compensation for prior services (other than benefits under a tax qualified pension plan), was not an officer of the Company or an “affiliated corporation” at any time and is not currently receiving direct or indirect remuneration from the Company or an “affiliated corporation” for services in any capacity other than as a Director or (ii) is otherwise considered an “outside director” for purposes of Section 162(m) of the Code.

(w) “Participant” means a person to whom a Stock Award is granted pursuant to the Plan or, if applicable, such other person who holds an outstanding Stock Award.

(x) “Plan” means this Nektar Therapeutics 2008 Equity Incentive Plan.

(y) “Rule 16b-3” means Rule 16b-3 promulgated under the Exchange Act or any successor to Rule 16b-3, as in effect from time to time.

(z) “Securities Act” means the Securities Act of 1933, as amended.

(aa) “Stock Award” means any right granted under the Plan, including an Option, a stock bonus and a right to acquire restricted stock.

(bb) “Stock Award Agreement” means a written agreement between the Company and a holder of a Stock Award evidencing the terms and conditions of an individual Stock Award grant. Each Stock Award Agreement shall be subject to the terms and conditions of the Plan.

(cc) “Ten Percent Stockholder” means a person who owns (or is deemed to own pursuant to Section 424(d) of the Code) stock possessing more than ten percent (10%) of the total combined voting power of all classes of stock of the Company or of any of its Affiliates.

3.	ADMINISTRATION.

(a) Administration by Board. The Board will administer the Plan unless and until the Board delegates administration to a Committee, as provided in subsection 3(c).

(b) Powers of Board. The Board shall have the power, subject to, and within the limitations of, the express provisions of the Plan:

(i) To determine from time to time which of the persons eligible under the Plan shall be granted Stock Awards; when and how each Stock Award shall be granted; what type or combination of types of Stock Award shall be granted; the provisions of each Stock Award granted (which need not be identical), including the time or times when a person shall be permitted to receive stock pursuant to a Stock Award; and the number of shares with respect to which a Stock Award shall be granted to each such person.

(ii) To construe and interpret the Plan and Stock Awards granted under it, and to establish, amend and revoke rules and regulations for its administration. The Board, in the exercise of this power, may correct any defect, omission or inconsistency in the Plan or in any Stock Award Agreement, in a manner and to the extent it shall deem necessary or expedient to make the Plan fully effective.

(iii) To amend the Plan or a Stock Award as provided in Section 12.

(iv) Generally, to exercise such powers and to perform such acts as the Board deems necessary or expedient to promote the best interests of the Company which are not in conflict with the provisions of the Plan.

(c) Delegation to Committee.

(i) General. The Board may delegate administration of the Plan to a Committee or Committees of one (1) or more members of the Board, and the term “Committee”

shall apply to any person or persons to whom such authority has been delegated. If administration is delegated to a Committee, the Committee shall have, in connection with the administration of the Plan, the powers theretofore possessed by the Board, including the power to delegate to a subcommittee any of the administrative powers the Committee is authorized to exercise (and references in this Plan to the Board shall thereafter be to the Committee or subcommittee), subject, however, to such resolutions, not inconsistent with the provisions of the Plan, as may be adopted from time to time by the Board. The Board may abolish the Committee at any time and revest in the Board the administration of the Plan.

(ii) Committee Composition when Common Stock is Publicly Traded. At such time as the Common Stock is publicly traded, in the discretion of the Board, a Committee may consist solely of two or more Outside Directors, in accordance with Section 162(m) of the Code, and/or solely of two or more Non-Employee Directors, in accordance with Rule 16b-3. Within the scope of such authority, the Board or the Committee may (i) delegate to a committee of one or more members of the Board who are not Outside Directors, the authority to grant Stock Awards to eligible persons who are either (a) not then Covered Employees and are not expected to be Covered Employees at the time of recognition of income resulting from such Stock Award or (b) not persons with respect to whom the Company wishes to comply with Section 162(m) of the Code and/or (ii) delegate to a committee of one or more members of the Board who are not Non-Employee Directors the authority to grant Stock Awards to eligible persons who are not then subject to Section 16 of the Exchange Act.

(d) Effect of Board’s Decision. All determinations, interpretations and constructions made by the Board in good faith shall not be subject to review by any person and shall be final, binding and conclusive on all persons.

4.	SHARES SUBJECT TO THE PLAN.

(a) Share Reserve. Subject to the provisions of Section 11 relating to adjustments upon changes in stock, the stock that may be issued pursuant to Stock Awards shall not exceed in the aggregate Nine Million (9,000,000) shares of Common Stock. Subject to Section 4(b), the number of shares available for issuance under the Plan shall be reduced by (i) one (1) share for each share of stock issued pursuant to an Option granted under Section 6, and (ii) one and one-half (1.5) shares for each share that is issued pursuant to a stock bonus award or restricted stock award under Section 7.

(b) Reversion of Shares to the Share Reserve. If any Stock Award shall for any reason expire or otherwise terminate, in whole or in part, without having been exercised in full or if any shares of Common Stock issued to a Participant pursuant to a Stock Award are forfeited to or reacquired or repurchased by the Company, including, but not limited to, any forfeiture, reacquisition or repurchase caused by the failure to meet a contingency or condition required for the vesting of such shares, the stock not acquired under such Stock Award shall revert to and again become available for issuance under the Plan at the rate of (i) one (1) share for each share of stock that had been issued pursuant to an Option granted under Section 6, and (ii) one and one-half (1.5) shares for each share that had been issued pursuant to a stock bonus award or restricted stock award under Section 7; provided, however, that if any unvested Common Stock acquired pursuant to a Stock Award is forfeited to or reacquired or repurchased by the Company, the unvested stock forfeited to or reacquired or repurchased by the Company shall revert to and again become available for issuance under the Plan for all Stock Awards other than Incentive Stock Options.

(c) Source of Shares. The stock subject to the Plan may be unissued shares or reacquired shares, bought on the market or otherwise.

5.	ELIGIBILITY.

(a) Eligibility for Specific Stock Awards. Incentive Stock Options may be granted only to Employees. Stock Awards other than Incentive Stock Options may be granted to Employees, Directors and Consultants.

(b) Ten Percent Stockholders. No Ten Percent Stockholder shall be eligible for the grant of an Incentive Stock Option unless the exercise price of such Option is at least one hundred ten percent (110%) of the Fair Market Value of the Common Stock at the date of grant and the Option is not exercisable after the expiration of five (5) years from the date of grant.

(c) Section 162(m) Limitation. Subject to the provisions of Section 11 relating to adjustments upon changes in stock, no employee shall be eligible to be granted Options covering more than Three Million (3,000,000) shares of the Common Stock during any calendar year.

(d) Consultants. A Consultant shall not be eligible for the grant of a Stock Award if, at the time of grant, a Form S-8 Registration Statement under the Securities Act (“Form S-8”) is not available to register either the offer or the sale of the Company’s securities to such Consultant because of the nature of the services that the Consultant is providing to the Company, or because the Consultant is not a natural person, or as otherwise provided by the rules governing the use of Form S-8, unless the Company determines both (i) that such grant (A) shall be registered in another manner under the Securities Act (e.g., on a Form S-3 Registration Statement) or (B) does not require registration under the Securities Act in order to comply with the requirements of the Securities Act, if applicable, and (ii) that such grant complies with the securities laws of all other relevant jurisdictions.

6.	OPTION PROVISIONS.

Each Option shall be in such form and shall contain such terms and conditions as the Board shall deem appropriate. All Options shall be separately designated Incentive Stock Options or Nonstatutory Stock Options at the time of grant, and a separate certificate or certificates will be issued for shares purchased on exercise of each type of Option. The provisions of separate Options need not be identical, but each Option shall include (through incorporation of provisions hereof by reference in the Option or otherwise) the substance of each of the following provisions:

(a) Term. Subject to the provisions of subsection 5(b) regarding Ten Percent Stockholders, no Incentive Stock Option shall be exercisable after the expiration of eight (8) years from the date it was granted. No Nonstatutory Stock Option shall be exercisable after the expiration of eight (8) years from the date it was granted.

(b) Exercise Price of an Incentive Stock Option. Subject to the provisions of subsection 5(b) regarding Ten Percent Stockholders, the exercise price of each Incentive Stock Option shall be not less than one hundred percent (100%) of the Fair Market Value of the stock subject to the Option on the date the Option is granted. Notwithstanding the foregoing, an Incentive Stock Option may be granted with an exercise price lower than that set forth in the preceding sentence if such Option is granted pursuant to an assumption or substitution for another option in a manner satisfying the provisions of Section 424(a) of the Code.

(c) Exercise Price of a Nonstatutory Stock Option. The exercise price of each Nonstatutory Stock Option shall be not less than one hundred percent (100%) of the Fair Market Value of the stock subject to the Option on the date the Option is granted. Notwithstanding the foregoing, a Nonstatutory Stock Option may be granted with an exercise price lower than that set forth in the preceding sentence if such Option is granted pursuant to an assumption or substitution for another option in a manner satisfying the provisions of Section 424(a) of the Code.

(d) Consideration.

(i) The purchase price of stock acquired pursuant to an Option shall be paid, to the extent permitted by applicable statutes and regulations, either (A) in cash at the time the Option is exercised or (B) at the discretion of the Board at the time of the grant of the Option (or subsequently in the case of a Nonstatutory Stock Option) by delivery to the Company of other Common Stock, according to a deferred payment or other similar arrangement (which may include, without limiting the generality of the foregoing, the use of other Common Stock) with the Participant or in any other form of legal consideration that may be acceptable to the Board; provided, however, that at any time that the Company is incorporated in Delaware, payment of the Common Stock’s “par value,” as defined in the Delaware General Corporation Law, shall not be made by deferred payment.

(ii) Unless otherwise specifically provided in the Option, the purchase price of Common Stock acquired pursuant to an Option that is paid by delivery to the Company of other Common Stock acquired, directly or indirectly from the Company, shall be paid only by shares of the Common Stock of the Company that have been held for more than six (6) months (or such longer or shorter period of time required to avoid a charge to earnings for financial accounting purposes).

(iii) In the case of any deferred payment arrangement, interest shall be compounded at least annually and shall be charged at the minimum rate of interest necessary to avoid the treatment as interest, under any applicable provisions of the Code, of any amounts other than amounts stated to be interest under the deferred payment arrangement.

(e) Transferability of an Incentive Stock Option. An Incentive Stock Option shall not be transferable except by will or by the laws of descent and distribution and shall be exercisable during the lifetime of the Optionholder only by the Optionholder. Notwithstanding the foregoing provisions of this subsection 6(e), the Optionholder may, by delivering written notice to the Company, in a form satisfactory to the Company, designate a third party who, in the event of the death of the Optionholder, shall thereafter be entitled to exercise the Option.

(f) Transferability of a Nonstatutory Stock Option. A Nonstatutory Stock Option shall be transferable to the extent provided in the Option Agreement. If the Nonstatutory Stock Option does not provide for transferability, then the Nonstatutory Stock Option shall not be transferable except by will or by the laws of descent and distribution and shall be exercisable during the lifetime of the Optionholder only by the Optionholder. Notwithstanding the foregoing provisions of this subsection 6(f), the Optionholder may, by delivering written notice to the Company, in a form satisfactory to the Company, designate a third party who, in the event of the death of the Optionholder, shall thereafter be entitled to exercise the Option.

(g) Vesting Generally. The total number of shares of Common Stock subject to an Option may, but need not, vest and therefore become exercisable in periodic installments which may, but need not, be equal. The Option may be subject to such other terms and conditions on the time or times when it may be exercised (which may be based on performance or other criteria) as the Board may deem appropriate. The vesting provisions of individual Options may vary. The provisions of this subsection 6(g) are subject to any Option provisions governing the minimum number of shares as to which an Option may be exercised.

(h) Termination of Continuous Service. In the event an Optionholder’s Continuous Service terminates (other than upon the Optionholder’s death or Disability), the Optionholder may exercise his or her Option (to the extent that the Optionholder was entitled to exercise it as of the date of termination) but only within such period of time ending on the earlier of (i) the date three (3) months following the termination of the Optionholder’s Continuous Service (or such longer or shorter period specified in the Option Agreement), or (ii) the expiration of the term of the Option as set forth in the Option Agreement. If, after termination, the Optionholder does not exercise his or her Option within the time specified in the Option Agreement, the Option shall terminate.

(i) Extension of Termination Date. An Optionholder’s Option Agreement may also provide that if the exercise of the Option following the termination of the Optionholder’s Continuous Service (other than upon the Optionholder’s death or Disability) would be prohibited at any time solely because the issuance of shares would violate the registration requirements under the Securities Act, then the Option shall terminate on the earlier of (i) the expiration of the term of the Option set forth in subsection 6(a) or (ii) the expiration of a period of three (3) months (or such longer or shorter period specified in the Option Agreement) after the termination of the Optionholder’s Continuous Service during which the exercise of the Option would not be in violation of such registration requirements.

(j) Disability of Optionholder. In the event an Optionholder’s Continuous Service terminates as a result of the Optionholder’s Disability, then, subject to any restrictions in the Option Agreement, the Option shall become fully vested and exercisable as of the date of termination. The Optionholder may exercise his or her Option, but only within such period of time ending on the earlier of (i) the date twelve (12) months following such termination (or such longer or shorter period specified in the Option Agreement) or (ii) the expiration of the term of the Option as set forth in the Option Agreement. If, after termination, the Optionholder does not exercise his or her Option within the time specified herein, the Option shall terminate.

(k) Death of Optionholder. In the event an Optionholder’s Continuous Service terminates as a result of the Optionholder’s death, then, subject to any restrictions in the Option Agreement, the Option shall become fully vested and exercisable as of the date of termination. In the event (i) an Optionholder’s Continuous Service terminates as a result of the Optionholder’s death or (ii) the Optionholder dies within the period (if any) specified in the Option Agreement after the termination of the Optionholder’s Continuous Service for a reason other than death, then the Option may be exercised (to the extent the Optionholder was entitled to exercise the Option as of the date of death) by the Optionholder’s estate, by a person who acquired the right to exercise the Option by bequest or inheritance or by a person designated to exercise the Option upon the Optionholder’s death pursuant to subsection 6(e) or 6(f), but only within the period ending on the earlier of (1) the date eighteen (18) months following the date of death (or such longer or shorter period specified in the Option Agreement) or (2) the expiration of the term of such Option as set forth in the Option Agreement. If, after death, the Option is not exercised within the time specified herein, the Option shall terminate.

(l) Early Exercise. The Option may, but need not, include a provision whereby the Optionholder may elect at any time before the Optionholder’s Continuous Service terminates to exercise the Option as to any part or all of the shares subject to the Option prior to the full vesting of the Option. Any unvested shares so purchased may be subject to an unvested share repurchase option in favor of the Company or to any other restriction the Board determines to be appropriate.

7.	PROVISIONS OF STOCK AWARDS OTHER THAN OPTIONS.

(a) Stock Bonus Awards. Each stock bonus agreement shall be in such form and shall contain such terms and conditions as the Board shall deem appropriate. The terms and conditions of stock bonus agreements may change from time to time, and the terms and conditions of separate stock bonus agreements need not be identical, but each stock bonus agreement shall include (through incorporation of provisions hereof by reference in the agreement or otherwise) the substance of each of the following provisions:

(b) Consideration. A stock bonus shall be awarded in consideration for past services actually rendered to the Company for its benefit.

(c) Vesting. Shares of Common Stock awarded under the stock bonus agreement may, but need not, be subject to a share repurchase option in favor of the Company in accordance with a vesting schedule to be determined by the Board.

(d) Termination of Participant’s Continuous Service. In the event a Participant’s Continuous Service terminates, the Company may reacquire any or all of the shares of Common Stock held by the Participant that have not vested as of the date of termination under the terms of the stock bonus agreement; provided, however, that in the event a Participant’s Continuous Service terminates as a result of the Participant’s death, then, subject to any restrictions in the stock bonus agreement, the shares acquired pursuant to the stock bonus agreement shall become fully vested as of the date of termination.

(e) Transferability. Rights to acquire shares under the stock bonus agreement shall be transferable by the Participant only upon such terms and conditions as are set forth in the stock bonus agreement, as the Board shall determine in its discretion, so long as stock awarded under the stock bonus agreement remains subject to the terms of the stock bonus agreement.

(f) Restricted Stock Awards. Each restricted stock purchase agreement shall be in such form and shall contain such terms and conditions as the Board shall deem appropriate. The terms and conditions of the restricted stock purchase agreements may change from time to time, and the terms and conditions of separate restricted stock purchase agreements need not be identical, but each restricted stock purchase agreement shall include (through incorporation of provisions hereof by reference in the agreement or otherwise) the substance of each of the following provisions:

(g) Purchase Price. The purchase price under each restricted stock purchase agreement shall be such amount as the Board shall determine and designate in such restricted stock purchase agreement. The purchase price shall not be less than one hundred percent (100%) of the stock’s Fair Market Value on the date such award is made or at the time the purchase is consummated.

(h) Consideration. The purchase price of stock acquired pursuant to the restricted stock purchase agreement shall be paid either: (i) in cash at the time of purchase; (ii) at the discretion of the Board, according to a deferred payment or other similar arrangement with the Participant; or (iii) in any other form of legal consideration that may be acceptable to the Board in its discretion; provided, however, that at any time that the Company is incorporated in Delaware, payment of the Common Stock’s “par value,” as defined in the Delaware General Corporation Law, shall not be made by deferred payment.

(i) Vesting. Shares of Common Stock acquired under the restricted stock purchase agreement may, but need not, be subject to a share repurchase option in favor of the Company in accordance with a vesting schedule to be determined by the Board.

(j) Termination of Participant’s Continuous Service. In the event a Participant’s Continuous Service terminates, the Company may repurchase or otherwise reacquire any or all of the shares of Common Stock held by the Participant that have not vested as of the date of termination under the terms of the restricted stock purchase agreement; provided, however, that in the event a Participant’s Continuous Service terminates as a result of the Participant’s death, then, subject to any restrictions in the restricted stock purchase agreement, the shares acquired pursuant to the restricted stock purchase agreement shall become fully vested as of the date of termination.

(k) Transferability. Rights to acquire shares under the restricted stock purchase agreement shall be transferable by the Participant only upon such terms and conditions as are set forth in the restricted stock purchase agreement, as the Board shall determine in its discretion, so long as stock awarded under the restricted stock purchase agreement remains subject to the terms of the restricted stock purchase agreement.

8.	COVENANTS OF THE COMPANY.

(a) Availability of Shares. During the terms of the Stock Awards, the Company shall keep available at all times the number of shares of Common Stock required to satisfy such Stock Awards.

(b) Securities Law Compliance. The Company shall seek to obtain from each regulatory commission or agency having jurisdiction over the Plan such authority as may be required to grant Stock Awards and to issue and sell shares of Common Stock upon exercise of the Stock Awards; provided, however, that this undertaking shall not require the Company to register under the Securities Act the Plan, any Stock Award or any stock issued or issuable pursuant to any such Stock Award. If, after reasonable efforts, the Company is unable to obtain from any such regulatory commission or agency the authority which counsel for the Company deems necessary for the lawful issuance and sale of stock under the Plan, the Company shall be relieved from any liability for failure to issue and sell stock upon exercise of such Stock Awards unless and until such authority is obtained.

9.	USE OF PROCEEDS FROM STOCK.

Proceeds from the sale of stock pursuant to Stock Awards shall constitute general funds of the Company.

10.	MISCELLANEOUS.

(a) Acceleration of Exercisability and Vesting. The Board shall have the power to accelerate the time at which a Stock Award may first be exercised or the time during which a Stock Award or any part thereof will vest in accordance with the Plan, notwithstanding the provisions in the Stock Award stating the time at which it may first be exercised or the time during which it will vest.

(b) Stockholder Rights. No Participant shall be deemed to be the holder of, or to have any of the rights of a holder with respect to, any shares subject to such Stock Award unless and until such Participant has satisfied all requirements for exercise of the Stock Award pursuant to its terms.

(c) No Employment or other Service Rights. Nothing in the Plan or any instrument executed or Stock Award granted pursuant thereto shall confer upon any Participant or other holder of Stock Awards any right to continue to serve the Company or an Affiliate in the capacity in effect at the time the Stock Award was granted or shall affect the right of the Company or an Affiliate to terminate (i) the employment of an Employee with or without notice and with or without cause, (ii) the service of a Consultant pursuant to the terms of such Consultant’s agreement with the Company or an Affiliate or (iii) the service of a Director pursuant to the Bylaws of the Company or an Affiliate, and any applicable provisions of the corporate law of the state in which the Company or the Affiliate is incorporated, as the case may be.

(d) Incentive Stock Option $100,000 Limitation. To the extent that the aggregate Fair Market Value (determined at the time of grant) of stock with respect to which Incentive Stock Options are exercisable for the first time by any Optionholder during any calendar year (under all plans of the Company and its Affiliates) exceeds one hundred thousand dollars ($100,000), the Options or portions thereof which exceed such limit (according to the order in which they were granted) shall be treated as Nonstatutory Stock Options.

(e) Investment Assurances. The Company may require a Participant, as a condition of exercising or acquiring stock under any Stock Award, (i) to give written assurances satisfactory to the Company as to the Participant’s knowledge and experience in financial and business matters and/or to employ a purchaser representative reasonably satisfactory to the Company who is knowledgeable and experienced in financial and business matters and that he or she is capable of evaluating, alone or together with the purchaser representative, the merits and risks of exercising the Stock Award; and (ii) to give written assurances satisfactory to the Company stating that the Participant is acquiring the stock subject to the Stock Award for the Participant’s own account and not with any present intention of selling or otherwise distributing the stock. The foregoing requirements, and any assurances given pursuant to such requirements, shall be inoperative if (iii) the issuance of the shares upon the exercise or acquisition of stock under the Stock Award has been registered under a then currently effective registration statement under the Securities Act or (iv) as to any particular requirement, a determination is made by counsel for the Company that such requirement need not be met in the circumstances under the then applicable securities laws. The Company may, upon advice of counsel to the Company, place legends on stock certificates issued under the Plan as such counsel deems necessary or appropriate in order to comply with applicable securities laws, including, but not limited to, legends restricting the transfer of the stock.

(f) Withholding Obligations. To the extent provided by the terms of a Stock Award Agreement, the Participant may satisfy any federal, state or local tax withholding obligation relating to the exercise or acquisition of stock under a Stock Award by any of the following means (in addition to the Company’s right to withhold from any compensation paid to the Participant by the Company) or by a combination of such means: (i) tendering a cash payment; (ii) authorizing the Company to withhold shares from the shares of the Common Stock otherwise issuable to the Participant as a result of the exercise or acquisition of stock under the Stock Award, provided, however, that no shares of Common Stock are withheld with a value exceeding the minimum amount of tax required to be withheld by law; or (iii) delivering to the Company owned and unencumbered shares of the Common Stock. The Participant is solely responsible for satisfaction of all federal, state or local tax withholding obligations relating to the exercise or acquisition of stock under a Stock Award and no shares of Common Stock will be issued until the Company has received a definitive agreement or other documentation satisfactory to the Company, in its sole discretion, that such withholding obligations have been or will be satisfied by the Participant.

11.	ADJUSTMENTS UPON CHANGES IN STOCK.

(a) Capitalization Adjustments. If any change is made in the stock subject to the Plan, or subject to any Stock Award, without the receipt of consideration by the Company (through merger, consolidation, reorganization, recapitalization, reincorporation, stock dividend, dividend in property other than cash, stock split, liquidating dividend, combination of shares, exchange of shares, change in corporate structure or other transaction not involving the receipt of consideration by the Company), the Plan will be appropriately adjusted in the class(es) and maximum number of securities subject to the Plan pursuant to subsection 4(a) and the maximum number of securities subject to award to any person pursuant to subsection 5(c), and the outstanding Stock Awards will be appropriately adjusted in the class(es) and number of securities and price per share of stock subject to such outstanding Stock Awards. Such adjustments shall be made by the Board, the determination of which shall be final, binding and conclusive. (The conversion of any convertible securities of the Company shall not be treated as a transaction “without receipt of consideration” by the Company.)

(b) Dissolution or Liquidation. In the event of a dissolution or liquidation of the Company, then such Stock Awards shall be terminated if not exercised (if applicable) prior to such event.

(c) Corporate Transaction. In the event of (1) a sale, lease or other disposition of all or substantially all of the assets of the Company, (2) a merger or consolidation in which the Company is not the surviving corporation or (3) a reverse merger in which the Company is the surviving corporation but the shares of Common Stock outstanding immediately preceding the merger are converted by virtue of the merger into other property, whether in the form of securities, cash or otherwise (a “Corporate Transaction”), then any surviving corporation or acquiring corporation shall assume any Stock Awards outstanding under the Plan or shall substitute similar stock awards (including an award to acquire the same consideration paid to the stockholders in the Corporate Transaction) for those outstanding under the Plan. In the event any surviving corporation or acquiring corporation refuses to assume such Stock Awards or to substitute similar stock awards for those outstanding under the Plan, then with respect to Stock Awards held by Participants whose Continuous Service has not terminated, the vesting of such Stock Awards (and, if applicable, the time during which such Stock Awards may be exercised) shall be accelerated in full, and the Stock Awards shall terminate if not exercised (if applicable) at or prior to such Corporate Transaction. With respect to any other Stock Awards outstanding under the Plan, such Stock Awards shall terminate if not exercised (if applicable) prior to such Corporate Transaction.

(d) Securities Acquisition. In the event of an acquisition by any person, entity or group within the meaning of Section 13(d) or 14(d) of the Exchange Act, or any comparable successor provisions (excluding any employee benefit plan, or related trust, sponsored or maintained by the Company or an Affiliate) of the beneficial ownership (within the meaning of Rule 13d-3 promulgated under the Exchange Act, or comparable successor rule) of securities of the Company representing at least fifty percent (50%) of the combined voting power entitled to vote in the election of Directors and provided that such acquisition is not a result of, and does not constitute, a Corporate Transaction described in subsection 11(c) hereof, then with respect to Stock Awards held by Participants whose Continuous Service has not terminated, the vesting of such Stock Awards (and, if applicable, the time during which such Stock Awards may be exercised) shall be accelerated in full.

12.	AMENDMENT OF THE PLAN AND STOCK AWARDS.

(a) Amendment of Plan. The Board at any time, and from time to time, may amend the Plan. However, except as provided in Section 11 relating to adjustments upon changes in stock, no amendment shall be effective unless approved by the stockholders of the Company to the extent stockholder approval is necessary to satisfy the requirements of Section 422 of the Code, Rule 16b-3 or any Nasdaq or securities exchange listing requirements.

(b) Stockholder Approval. The Board may, in its sole discretion, submit any other amendment to the Plan for stockholder approval, including, but not limited to, amendments to the Plan intended to satisfy the requirements of Section 162(m) of the Code and the regulations thereunder regarding the exclusion of performance-based compensation from the limit on corporate deductibility of compensation paid to certain executive officers.

(c) Contemplated Amendments. It is expressly contemplated that the Board may amend the Plan in any respect the Board deems necessary or advisable to provide eligible Employees with the maximum benefits provided or to be provided under the provisions of the Code and the regulations promulgated thereunder relating to Incentive Stock Options and/or to bring the Plan and/or Incentive Stock Options granted under it into compliance therewith.

(d) No Impairment of Rights. Rights under any Stock Award granted before amendment of the Plan shall not be impaired by any amendment of the Plan unless (i) the Company requests the consent of the Participant and (ii) the Participant consents in writing.

(e) Amendment of Stock Awards. The Board at any time, and from time to time, may amend the terms of any one or more Stock Awards; provided, however, that the rights under any Stock Award shall not be impaired by any such amendment unless (i) the Company requests the consent of the Participant and (ii) the Participant consents in writing.

(f) Repricing of Stock Awards. Without prior stockholder approval, the Board will not effect a “repricing” (as hereinafter defined) of any Stock Awards under the Plan. For purposes of the immediately preceding sentence, a “repricing” shall be deemed to mean any of the following actions: (a) the lowering of the purchase price of a Stock Award after it is granted; (b) the canceling of a Stock Award in exchange for another Stock Award at a time when the purchase price of the cancelled Stock Award exceeds the Fair Market Value of the underlying stock (unless the cancellation and exchange occurs in connection with a merger, acquisition, spin-off, dissolution, winding up or other similar corporate transaction with respect to the Company or any subsidiary of the Company to which the holder of such Stock Award is providing or had provided service); or (c) the purchase of a Stock Award for cash or other consideration at a time when the purchase price of the purchased Stock Award exceeds the Fair Market Value of the underlying stock (unless the purchase occurs in connection with a merger, acquisition, spin-off, dissolution, winding up or other similar corporate transaction with respect to the Company or any subsidiary of the Company to which the holder of such Stock Award is providing or had provided service).

13.	TERMINATION OR SUSPENSION OF THE PLAN.

(a) Plan Term. The Board may suspend or terminate the Plan at any time. Unless sooner terminated, the Plan shall terminate on March 20, 2018. No Stock Awards may be granted under the Plan while the Plan is suspended or after it is terminated.

(b) No Impairment of Rights. Rights and obligations under any Stock Award granted while the Plan is in effect shall not be impaired by suspension or termination of the Plan, except with the written consent of the Participant.

14.	EFFECTIVE DATE OF PLAN.

The Plan shall become effective upon adoption by the Board, but no Stock Award shall be exercised (or, in the case of a stock bonus, shall be granted) unless and until the Plan has been approved by the stockholders of the Company, which approval shall be within twelve (12) months before or after the date the Plan is adopted by the Board.

15.	CHOICE OF LAW.

The law of the State of Delaware shall govern all questions concerning the construction, validity and interpretation of this Plan, without regard to such state’s conflict of laws rules.

NEKTAR THERAPEUTICS

2008 EQUITY INCENTIVE PLAN

STOCK OPTION AGREEMENT

(US OPTIONHOLDERS)

Pursuant to the Stock Option Grant Notice, which may be in such form (including electronic form) as prescribed by the Committee from time to time (“Option Notice”), and this Stock Option Agreement, Nektar Therapeutics (the “Company”) has granted you an option under its 2008 Equity Incentive Plan (the “Plan”) to purchase the number of shares of the Company’s Common Stock indicated in the Option Notice at the exercise price indicated in the Option Notice. Defined terms not explicitly defined in this Stock Option Agreement but defined in the Plan shall have the same definitions as in the Plan.

The details of your option are as follows:

1. VESTING. Subject to the limitations contained herein, your option will vest as provided in the Option Notice, provided that vesting will cease upon the termination of your Continuous Service. Notwithstanding the foregoing, in the event your Continuous Service is terminated as a result of your death, your option shall become fully vested and exercisable as of the date of such termination.

2. NUMBER OF SHARES AND EXERCISE PRICE. The number of shares subject to your option and your exercise price per share referenced in the Option Notice may be adjusted from time to time for capitalization adjustments, as provided in the Plan.

3. EXERCISE RESTRICTION FOR NON-EXEMPT EMPLOYEES. If you are an Employee eligible for overtime compensation under the Fair Labor Standards Act of 1938, as amended (i.e., a “Non-Exempt Employee”), you may not exercise your option until at least six (6) months following the Date of Grant specified in your Option Notice, notwithstanding any other provision of your option.

4. METHOD OF PAYMENT. Payment of the exercise price is due in full upon exercise of all or any part of your option. You may elect to make payment of the exercise price in one or more of the following forms:

(a) In cash or by check;

(b) Provided that at the time of exercise the Common Stock is publicly traded on a nationally recognized stock exchange, and as may be permitted by the Company in its sole discretion and subject to such procedures as the Committee may adopt, pursuant to a “cashless exercise” with a third party who provides financing for the purposes of (or who otherwise facilitates) the purchase or exercise of awards; or

1

(c) As permitted by the Company in its sole discretion, by delivery of already-owned shares of Common Stock either that you have held for the period required to avoid a charge to the Company’s reported earnings (generally six months) or that you did not acquire, directly or indirectly from the Company, that are owned free and clear of any liens, claims, encumbrances or security interests, and that are valued at Fair Market Value on the date of exercise. “Delivery” for these purposes, in the sole discretion of the Company at the time your option is exercised, shall include delivery to the Company of your attestation of ownership of such shares of Common Stock in a form approved by the Company. Notwithstanding the foregoing, your option may not be exercised by tender to the Company of Common Stock to the extent such tender would constitute a violation of the provisions of any law, regulation or agreement restricting the redemption of the Company’s stock.

5. SECURITIES LAW COMPLIANCE. Notwithstanding anything to the contrary contained herein, your option may not be exercised unless the shares issuable upon exercise of your option are then registered under the Securities Act or, if such shares are not then so registered, the Company has determined that such exercise and issuance would be exempt from the registration requirements of the Securities Act. The exercise of your option must also comply with other applicable laws and regulations governing the option, and the option may not be exercised if the Company determines that the exercise would not be in material compliance with such laws and regulations.

6. TERM. The term of your option commences on the Date of Grant and expires upon the earliest of the following:

(a) three (3) months after the termination of your Continuous Service for any reason other than death or Disability, provided that (i) if during any part of such three (3)-month period the option is not exercisable solely because of the condition set forth in Section 5, the option shall not expire until the earlier of the Expiration Date indicated on the Option Notice or until it shall have been exercisable for an aggregate period of three (3) months after the termination of your Continuous Service, and (ii) if (x) you are a Non-Exempt Employee, (y) you terminate your Continuous Service within six (6) months after the Date of Grant specified in your Option Notice, and (z) you have vested in a portion of your option at the time of your termination of Continuous Service, your option shall not expire until the earlier of (A) the later of the date that is seven (7) months after the Date of Grant specified in your Option Notice or the date that is three (3) months after the termination of your Continuous Service or (B) the Expiration Date;

(b) twelve (12) months after the termination of your Continuous Service due to Disability;

(c) eighteen (18) months after your death if you die either during your Continuous Service or within three (3) months after your Continuous Service terminates for a reason other than death;

(d) the Expiration Date indicated in the Option Notice; or

2

(e) the eighth (8th) anniversary of the Date of Grant.

Note, if you are a US taxpayer and your option is an incentive stock option, to obtain the federal income tax advantages associated with an “incentive stock option,” the Code requires that at all times beginning on the Date of Grant of your option and ending on the day three (3) months before the date of your option’s exercise, you must be an employee of the Company or an Affiliate, except in the event of your death or Disability. The Company has provided for extended exercisability of your option under certain circumstances for your benefit but cannot guarantee that your option will necessarily be treated as an “incentive stock option” if you continue to provide services to the Company or an Affiliate as a Consultant or Director after your employment terminates or if you otherwise exercise your option more than three (3) months after the date your employment terminates.

7. EXERCISE.

(a) You may exercise the vested portion of your option during its term by delivering a Notice of Exercise (in a form designated by the Company), or by completion of such other exercise procedures as may be prescribed by the Committee from time to time, and payment of the exercise price to the Secretary of the Company, or to such other person as the Company may designate, during regular business hours, together with such additional documents as the Company may then require.

(b) By exercising your option you agree that, as a condition to any exercise of your option, the Company may require you to arrange for the payment to the Company of any required tax withholding in connection with such exercise as described in Section 10 below.

(c) If your option is an incentive stock option, by exercising your option you agree that you will notify the Company in writing within fifteen (15) days after the date of any disposition of any of the shares of the Common Stock issued upon exercise of your option that occurs within two (2) years after the date of your option grant or within one (1) year after such shares of Common Stock are transferred upon exercise of your option.

8. TRANSFERABILITY. Your option is not transferable, except by will or by the laws of descent and distribution, and is exercisable during your life only by you. Notwithstanding the foregoing, by delivering written notice to the Company, in a form satisfactory to the Company, you may designate a third party who, in the event of your death, shall thereafter be entitled to exercise your option.

9. OPTION NOT A SERVICE CONTRACT. Your option is not an employment or service contract, and nothing in your option shall be deemed to create in any way whatsoever any obligation on your part to continue in the employ of the Company or an Affiliate, or of the Company or an Affiliate to continue your employment. In addition, nothing in your option shall obligate the Company or an Affiliate, their respective shareholders, Boards of Directors, Officers or Employees to continue any relationship that you might have as a Director or Consultant for the Company or an Affiliate.

3

10. TAX OBLIGATIONS.

(a) You are responsible for satisfaction of all federal, state, local and foreign tax withholding obligations of the Company and its Affiliates, if any, which arise in connection with the option, including, without limitation, obligations arising upon (i) the exercise, in whole or in part, of the option, (ii) the transfer, in whole or in part, of any shares acquired upon exercise of the option, (iii) the operation of any law or regulation providing for the imputation of interest, or (iv) the lapsing of any restriction with respect to any shares acquired upon exercise of the option. No shares of Common Stock will be issued until the Company has received a definitive agreement or other documentation satisfactory to the Company, in its sole discretion, that all such obligations have been or will be satisfied by you. Regardless of whether the Company properly withholds the full amount of such obligations, you hereby acknowledge and agree that that all such obligations shall transfer in their entirety from the Company to you and that such liability shall be ultimately your responsibility and liability.

(b) You hereby authorize the Company or any of its Affiliates to withhold from payroll and any other amounts payable to you and otherwise agree to make adequate provision for any sums required to satisfy the federal, state, local and foreign tax obligations, if any, of the Company or any of its Affiliates arising in connection with the option. In the event that the Company determines that the tax obligations will not be satisfied by the method described above, you authorize the Company’s designated third party plan administrator (i.e. E*Trade or such successor third party administrator as the Company may designate from time to time), to sell a number of shares of Common Stock that are exercised under the option, which the Company determines is sufficient to generate an amount that meets the tax obligations plus additional shares, as necessary, to account for rounding and market fluctuations, and to pay such tax withholding amounts to the Company. The shares of Common Stock may be sold as part of a block trade with other Participants of the Plan in which all Participants receive an average price. Any adverse consequences to you resulting from the procedure permitted under this Section 10, including, without limitation, tax consequences and any loss of prospective stock appreciation, shall be your sole responsibility and there shall be no liability to the Company for any adverse consequences of any nature whatsoever.

(c) The Company may, in its discretion, permit or require you to satisfy all or any portion of the tax withholding obligations described in this Section 10 by deducting from the shares of Common Stock otherwise deliverable to you in settlement of the option a number of shares of Common Stock having a fair market value, as determined by the Company as of the date on which the tax obligations arise, not in excess of the minimum amount of such tax obligations determined by the applicable withholding rates.

(d) You hereby acknowledge that you understand that you may suffer adverse tax consequences as a result of the exercise of the option or disposition of the shares. You hereby represent that you have consulted with any tax consultants the you deem advisable in connection with the exercise of the option or disposition of the shares and that you are not relying on the Company for any tax advice.

4

11. EMPLOYMENT CONDITIONS. In accepting the option, you acknowledge that:

(a) Any notice period mandated under any applicable laws shall not be treated as service for the purpose of determining the vesting of the option; and your right to receive shares of Common Stock in settlement of the option after termination as an Employee, if any, will be measured by the date of your termination as an Employee and will not be extended by any notice period mandated under the applicable law. Subject to the foregoing and the provisions of the Plan, the Company, in its sole discretion, shall determine whether your status as an Employee has terminated and the effective date of such termination.

(b) The vesting of the option shall cease upon, and no portion of the option shall become vested following, your termination as an Employee for any reason except as may be explicitly provided by the Plan or this Stock Option Agreement. Unless otherwise provided in the Plan or this Stock Option Agreement, the unvested portion of the option at the time of your termination as an Employee will be forfeited.

(c) The Plan is established voluntarily by the Company. It is discretionary in nature and it may be modified, amended, suspended or terminated by the Company at any time, subject to Section 12 of the Plan.

(d) The grant of the option is voluntary and occasional and does not create any contractual or other right to receive future grants of options, or benefits in lieu of options, even if options have been granted repeatedly in the past.

(e) All decisions with respect to future option grants, if any, will be at the sole discretion of the Company.

(f) You are voluntarily participating in the Plan.

(g) The option is an extraordinary item that does not constitute compensation of any kind for service rendered to the Company (or any Affiliate), and which is outside the scope of your employment contract, if any. In addition, the option is not part of normal or expected compensation or salary for any purpose, including, but not limited to, calculating any severance, resignation, termination, redundancy, end-of-service payments, bonuses, long-service awards, pension or retirement benefits or similar payments.

(h) The future value of the underlying shares of Common Stock is unknown and cannot be predicted with certainty. If you obtain shares upon settlement of the option, the value of those shares may increase or decrease.

(i) No claim or entitlement to compensation or damages arises from termination of the option or diminution in value of the option or shares of Common Stock acquired upon settlement of the option resulting from your termination as an Employee (for any reason whether or not in breach of the local law) and you irrevocably release the Company and each Affiliate from any such claim that may arise. If, notwithstanding the foregoing, any such claim is found by a court of competent jurisdiction to have arisen then, by signing this Stock Option Agreement, you shall be deemed irrevocably to have waived your entitlement to pursue such a claim.

5

12. GENERAL PROVISIONS.

(a) Successors and Assigns. Except as provided herein to the contrary, this Stock Option Agreement shall be binding upon and inure to the benefit of the parties to this Stock Option Agreement, their respective successors and permitted assigns.

(b) No Assignment. Except as otherwise provided in this Stock Option Agreement, you shall not assign any of your under this Stock Option Agreement without the prior written consent of the Company, which consent may be withheld in its sole discretion. The Company shall be permitted to assign its rights or obligations under this Stock Option Agreement, but no such assignment shall release the Company of any obligations pursuant to this Stock Option Agreement.

(c) Severability. The validity, legality or enforceability of the remainder of this Stock Option Agreement shall not be affected even if one or more of the provisions of this Stock Option Agreement shall be held to be invalid, illegal or unenforceable in any respect.

(d) Administration. Any determination by the Administrator in connection with any question or issue arising under the Plan or this Stock Option Agreement shall be final, conclusive, and binding on you, the Company, and all other persons.

(e) Headings. The section headings in this Stock Option Agreement are inserted only as a matter of convenience, and in no way define, limit or interpret the scope of this Stock Option Agreement or of any particular section.

(f) Delivery of Documents and Notices. Any document relating to participation in the Plan, or any notice required or permitted hereunder shall be given in writing and shall be deemed effectively given (except to the extent that this Stock Option Agreement provides for effectiveness only upon actual receipt of such notice) upon personal delivery through electronic delivery at the e-mail address, if any, provided for you by the Company, or, upon deposit in the local postal service, by registered or certified mail, or with a nationally recognized overnight courier service with postage and fees prepaid, addressed to the other party at the address of such party set forth in this Stock Option Agreement or at such other address as such party may designate in writing from time to time to the other party.

(g) Description of Electronic Delivery. The Plan documents, which may include but do not necessarily include: the Plan, the Option Notice, this Stock Option Agreement, and any reports of the Company provided generally to the Company’s shareholders, may be delivered to you electronically. In addition, if permitted by the Company, you may deliver electronically this Stock Option Agreement and Exercise Notice called for by Section 7(a) to the Company or to such third party involved in

6

administering the Plan as the Company may designate from time to time. Such means of electronic delivery may include but do not necessarily include the delivery of a link to a Company intranet or the internet site of a third party involved in administering the Plan, the delivery of the document via e-mail or such other means of electronic delivery specified by the Company.

(h) Consent to Electronic Delivery. You acknowledge that you have read Section 12(f)(i) of this Stock Option Agreement and consent to the electronic delivery of the Plan documents and, if permitted by the Company, the delivery of this Stock Option Agreement and exercise notice, as described in Section 12(f)(i) You acknowledge that you may receive from the Company a paper copy of any documents delivered electronically at no cost to you by contacting the Company by telephone or in writing. You further acknowledge that you will be provided with a paper copy of any documents if the attempted electronic delivery of such documents fails. Similarly, you understand that you must provide the Company or any designated third party administrator with a paper copy of any documents if the attempted electronic delivery of such documents fails. You may revoke your consent to the electronic delivery of documents described in Section 12(f)(i) or may change the electronic mail address to which such documents are to be delivered (if you have provided an electronic mail address) at any time by notifying the Company of such revoked consent or revised e-mail address by telephone, postal service or electronic mail. Finally, you understand that you are not required to consent to electronic delivery of documents described in Section 12(f)(i).

14. GOVERNING PLAN DOCUMENT. Your option is subject to all the provisions of the Plan, the provisions of which are hereby made a part of your option, and is further subject to all interpretations, amendments, rules and regulations which may from time to time be promulgated and adopted pursuant to the Plan. In the event of any conflict between the provisions of your option and those of the Plan, the provisions of the Plan shall control. This Stock Option Agreement is governed by the laws of the State of Delaware.

15. CLAWBACK POLICY. Your option is subject to the terms of the Company’s recoupment, clawback or similar policy as it may be in effect from time to time, as well as any similar provisions of applicable law, any of which could in certain circumstances require forfeiture of the option and repayment or forfeiture of any shares of Common Stock or other cash or property received with respect to the option (including any value received from a disposition of the shares acquired upon exercise of the option).

7

NEKTAR THERAPEUTICS

2008 EQUITY INCENTIVE PLAN

PERFORMANCE STOCK OPTION AGREEMENT

(US OPTIONHOLDERS)

Pursuant to the Stock Option Grant Notice, which may be in such form (including electronic form) as prescribed by the Committee from time to time (“Option Notice”), and this Stock Option Agreement, Nektar Therapeutics (the “Company”) has granted you an option under its 2008 Equity Incentive Plan (the “Plan”) to purchase the number of shares of the Company’s Common Stock indicated in the Option Notice at the exercise price indicated in the Option Notice. Defined terms not explicitly defined in this Stock Option Agreement but defined in the Plan shall have the same definitions as in the Plan.

The details of your option are as follows:

1. VESTING. Your option is subject to both the time-based and performance-based vesting requirements provided below in this Section 1.

(a) TIME-BASED VESTING. Subject to Section 1(b) below, your option will vest in forty-eight (48) substantially equal monthly installments following the Vesting Commencement Date, subject in each case to your Continuous Service through the applicable vesting date. Notwithstanding the foregoing, in the event your Continuous Service is terminated as a result of your death, your option shall become fully vested and exercisable as of the date of such termination.

(b) PERFORMANCE-BASED VESTING. Notwithstanding the vesting schedule set forth in Section 1(a), the vesting of your option is contingent upon the achievement by the Company of the performance goal set forth below in this Section 1(b) (the “Performance Goal”) at any time during the period of five (5) years commencing on the Date of Grant (the “Performance Period”). If the Company achieves the Performance Goal during the Performance Period and your Continuous Service with the Company continues through the date on which the Performance Goal is achieved, your option will be vested and exercisable on the date of achievement of the Performance Goal to the extent the time-based vesting requirements set forth in Section 1(a) have been met and, as to any portion of your option that is outstanding and unvested on such date, will continue to be eligible to vest and become exercisable in accordance with the vesting schedule set forth in Section 1(a). In the event that the Company does not achieve the Performance Goal set forth below on or before the last day of the Performance Period (and the option has not previously vested in connection with your death as provided above in Section 1(a) and a Corporate Transaction has not previously occurred), your option, to the extent then outstanding, will terminate on the last day of the Performance Period.

The Performance Goal applicable to your option shall be the filing by the Company, or a collaboration partner of the Company, of either a new drug application (a “NDA”) or biologics license application (a “BLA”) with the United States Food and Drug

1

Administration or a marketing authorization application with the European Medicines Agency (an “MAA”) for any Proprietary Company Program (as hereinafter defined), including without limitation, any one of the following drug candidates: (1) NKTR-118 (an oral peripherally-acting opioid antagonist); (2) NKTR-102 (a topoisomerase I inhibitor); (3) NKTR-061/Amikacin Inhale (a drug-device combination for an inhaled solution of amikacin); or (4) BAX-855 (a longer-acting (PEGylated) form of a full-length recombinant factor VIII (rFVIII) protein). For the purposes of the foregoing, a “Proprietary Company Program” includes drug candidates for which the Company acts as the sponsor of the NDA, BLA or MAA, as the case may be, or drug candidates licensed by the Company to a third party (and in such case the third party is the sponsor of the NDA, BLA or MAA, as the case may be) in which the Company is entitled to an average potential royalty on net sales of the drug candidate equal to or greater than 7.5%. The “average potential royalty on net sales” is determined by the quotient of (x) the sum of the lowest and highest applicable royalty rate payable to the Company based on net sales of the drug candidate, divided by (y) 2.

(c) CORPORATE TRANSACTION. If a Corporate Transaction occurs at any time prior to the last day of the Performance Period and the surviving or acquiring corporation in such Corporate Transaction does not assume your option (or substitute a similar award for your option) as contemplated by Section 11(c) of the Plan, your option, to the extent then outstanding and unvested, shall be fully vested and exercisable on the date of the Corporate Transaction. In the event that any such surviving or acquiring corporation assumes your option (or substitutes a similar award for your option), the performance-based requirements set forth in Section 1(b) above shall no longer apply, and your option shall be subject only to the time-based vesting requirements set forth in Section 1(a) above following the Corporate Transaction.

2. NUMBER OF SHARES AND EXERCISE PRICE. The number of shares subject to your option and your exercise price per share referenced in the Option Notice may be adjusted from time to time for capitalization adjustments, as provided in the Plan.

3. EXERCISE RESTRICTION FOR NON-EXEMPT EMPLOYEES. If you are an Employee eligible for overtime compensation under the Fair Labor Standards Act of 1938, as amended (i.e., a “Non-Exempt Employee”), you may not exercise your option until at least six (6) months following the Date of Grant specified in your Option Notice, notwithstanding any other provision of your option.

4. METHOD OF PAYMENT. Payment of the exercise price is due in full upon exercise of all or any part of your option. You may elect to make payment of the exercise price in one or more of the following forms:

(a) In cash or by check;

(b) Provided that at the time of exercise the Common Stock is publicly traded on a nationally recognized stock exchange, and as may be permitted by the Company in its sole discretion and subject to such procedures as the Committee may adopt, pursuant to a “cashless exercise” with a third party who provides financing for the purposes of (or who otherwise facilitates) the purchase or exercise of awards; or

2

(c) As permitted by the Company in its sole discretion, by delivery of already-owned shares of Common Stock either that you have held for the period required to avoid a charge to the Company’s reported earnings or that you did not acquire, directly or indirectly from the Company, that are owned free and clear of any liens, claims, encumbrances or security interests, and that are valued at Fair Market Value on the date of exercise. “Delivery” for these purposes, in the sole discretion of the Company at the time your option is exercised, shall include delivery to the Company of your attestation of ownership of such shares of Common Stock in a form approved by the Company. Notwithstanding the foregoing, your option may not be exercised by tender to the Company of Common Stock to the extent such tender would constitute a violation of the provisions of any law, regulation or agreement restricting the redemption of the Company’s stock.

5. SECURITIES LAW COMPLIANCE. Notwithstanding anything to the contrary contained herein, your option may not be exercised unless the shares issuable upon exercise of your option are then registered under the Securities Act or, if such shares are not then so registered, the Company has determined that such exercise and issuance would be exempt from the registration requirements of the Securities Act. The exercise of your option must also comply with other applicable laws and regulations governing the option, and the option may not be exercised if the Company determines that the exercise would not be in material compliance with such laws and regulations.

6. TERM. The term of your option commences on the Date of Grant and expires upon the earliest of the following:

(a) three (3) months after the termination of your Continuous Service for any reason other than death or Disability, provided that (i) if during any part of such three (3)-month period the option is not exercisable solely because of the condition set forth in Section 5, the option shall not expire until the earlier of the Expiration Date indicated on the Option Notice or until it shall have been exercisable for an aggregate period of three (3) months after the termination of your Continuous Service, and (ii) if (x) you are a Non-Exempt Employee, (y) you terminate your Continuous Service within six (6) months after the Date of Grant specified in your Option Notice, and (z) you have vested in a portion of your option at the time of your termination of Continuous Service, your option shall not expire until the earlier of (A) the later of the date that is seven (7) months after the Date of Grant specified in your Option Notice or the date that is three (3) months after the termination of your Continuous Service or (B) the Expiration Date;

(b) twelve (12) months after the termination of your Continuous Service due to Disability;

(c) eighteen (18) months after your death if you die either during your Continuous Service or within three (3) months after your Continuous Service terminates for a reason other than death;

(d) the Expiration Date indicated in the Option Notice; or

3

(e) the eighth (8th) anniversary of the Date of Grant.

Note, if you are a US taxpayer and your option is an incentive stock option, to obtain the federal income tax advantages associated with an “incentive stock option,” the Code requires that at all times beginning on the Date of Grant of your option and ending on the day three (3) months before the date of your option’s exercise, you must be an employee of the Company or an Affiliate, except in the event of your death or Disability. The Company has provided for extended exercisability of your option under certain circumstances for your benefit but cannot guarantee that your option will necessarily be treated as an “incentive stock option” if you continue to provide services to the Company or an Affiliate as a Consultant or Director after your employment terminates or if you otherwise exercise your option more than three (3) months after the date your employment terminates.

7. EXERCISE.

(a) You may exercise the vested portion of your option during its term by delivering a Notice of Exercise (in a form designated by the Company), or by completion of such other exercise procedures as may be prescribed by the Committee from time to time, and payment of the exercise price to the Secretary of the Company, or to such other person as the Company may designate, during regular business hours, together with such additional documents as the Company may then require.

(b) By exercising your option you agree that, as a condition to any exercise of your option, the Company may require you to arrange for the payment to the Company of any required tax withholding in connection with such exercise as described in Section 10 below.

(c) If your option is an incentive stock option, by exercising your option you agree that you will notify the Company in writing within fifteen (15) days after the date of any disposition of any of the shares of the Common Stock issued upon exercise of your option that occurs within two (2) years after the date of your option grant or within one (1) year after such shares of Common Stock are transferred upon exercise of your option.

8. TRANSFERABILITY. Your option is not transferable, except by will or by the laws of descent and distribution, and is exercisable during your life only by you. Notwithstanding the foregoing, by delivering written notice to the Company, in a form satisfactory to the Company, you may designate a third party who, in the event of your death, shall thereafter be entitled to exercise your option.

9. OPTION NOT A SERVICE CONTRACT. Your option is not an employment or service contract, and nothing in your option shall be deemed to create in any way whatsoever any obligation on your part to continue in the employ of the Company or an Affiliate, or of the Company or an Affiliate to continue your employment. In addition, nothing in your option shall obligate the Company or an Affiliate, their respective shareholders, Boards of Directors, Officers or Employees to continue any relationship that you might have as a Director or Consultant for the Company or an Affiliate.

4

10. TAX OBLIGATIONS.

(a) You are responsible for satisfaction of all federal, state, local and foreign tax withholding obligations of the Company and its Affiliates, if any, which arise in connection with the option, including, without limitation, obligations arising upon (i) the exercise, in whole or in part, of the option, (ii) the transfer, in whole or in part, of any shares acquired upon exercise of the option, (iii) the operation of any law or regulation providing for the imputation of interest, or (iv) the lapsing of any restriction with respect to any shares acquired upon exercise of the option. No shares of Common Stock will be issued until the Company has received a definitive agreement or other documentation satisfactory to the Company, in its sole discretion, that all such obligations have been or will be satisfied by you. Regardless of whether the Company properly withholds the full amount of such obligations, you hereby acknowledge and agree that that all such obligations shall transfer in their entirety from the Company to you and that such liability shall be ultimately your responsibility and liability.

(b) You hereby authorize the Company or any of its Affiliates to withhold from payroll and any other amounts payable to you and otherwise agree to make adequate provision for any sums required to satisfy the federal, state, local and foreign tax obligations, if any, of the Company or any of its Affiliates arising in connection with the option. In the event that the Company determines that the tax obligations will not be satisfied by the method described above, you authorize the Company’s designated third party plan administrator (i.e. E*Trade or such successor third party administrator as the Company may designate from time to time), to sell a number of shares of Common Stock that are exercised under the option, which the Company determines is sufficient to generate an amount that meets the tax obligations plus additional shares, as necessary, to account for rounding and market fluctuations, and to pay such tax withholding amounts to the Company. The shares of Common Stock may be sold as part of a block trade with other Participants of the Plan in which all Participants receive an average price. Any adverse consequences to you resulting from the procedure permitted under this Section 10, including, without limitation, tax consequences and any loss of prospective stock appreciation, shall be your sole responsibility and there shall be no liability to the Company for any adverse consequences of any nature whatsoever.

(c) The Company may, in its discretion, permit or require you to satisfy all or any portion of the tax withholding obligations described in this Section 10 by deducting from the shares of Common Stock otherwise deliverable to you in settlement of the option a number of shares of Common Stock having a fair market value, as determined by the Company as of the date on which the tax obligations arise, not in excess of the minimum amount of such tax obligations determined by the applicable withholding rates.

(d) You hereby acknowledge that you understand that you may suffer adverse tax consequences as a result of the exercise of the option or disposition of the shares. You hereby represent that you have consulted with any tax consultants the you deem advisable in connection with the exercise of the option or disposition of the shares and that you are not relying on the Company for any tax advice.

5

11. EMPLOYMENT CONDITIONS. In accepting the option, you acknowledge that:

(a) Any notice period mandated under any applicable laws shall not be treated as service for the purpose of determining the vesting of the option; and your right to receive shares of Common Stock in settlement of the option after termination as an Employee, if any, will be measured by the date of your termination as an Employee and will not be extended by any notice period mandated under the applicable law. Subject to the foregoing and the provisions of the Plan, the Company, in its sole discretion, shall determine whether your status as an Employee has terminated and the effective date of such termination.

(b) The vesting of the option shall cease upon, and no portion of the option shall become vested following, your termination as an Employee for any reason except as may be explicitly provided by the Plan or this Stock Option Agreement. Unless otherwise provided in the Plan or this Stock Option Agreement, the unvested portion of the option at the time of your termination as an Employee will be forfeited.

(c) The Plan is established voluntarily by the Company. It is discretionary in nature and it may be modified, amended, suspended or terminated by the Company at any time, subject to Section 12 of the Plan.

(d) The grant of the option is voluntary and occasional and does not create any contractual or other right to receive future grants of options, or benefits in lieu of options, even if options have been granted repeatedly in the past.

(e) All decisions with respect to future option grants, if any, will be at the sole discretion of the Company.

(f) You are voluntarily participating in the Plan.

(g) The option is an extraordinary item that does not constitute compensation of any kind for service rendered to the Company (or any Affiliate), and which is outside the scope of your employment contract, if any. In addition, the option is not part of normal or expected compensation or salary for any purpose, including, but not limited to, calculating any severance, resignation, termination, redundancy, end-of-service payments, bonuses, long-service awards, pension or retirement benefits or similar payments.

(h) The future value of the underlying shares of Common Stock is unknown and cannot be predicted with certainty. If you obtain shares upon settlement of the option, the value of those shares may increase or decrease.

(i) No claim or entitlement to compensation or damages arises from termination of the option or diminution in value of the option or shares of Common Stock acquired upon settlement of the option resulting from your termination as an Employee (for any reason whether or not in breach of the local law) and you irrevocably release the Company and each Affiliate from any such claim that may arise. If, notwithstanding the foregoing, any such claim is found by a court of competent jurisdiction to have arisen then, by signing this Stock Option Agreement, you shall be deemed irrevocably to have waived your entitlement to pursue such a claim.

6

12. GENERAL PROVISIONS.

(a) Successors and Assigns. Except as provided herein to the contrary, this Stock Option Agreement shall be binding upon and inure to the benefit of the parties to this Stock Option Agreement, their respective successors and permitted assigns.

(b) No Assignment. Except as otherwise provided in this Stock Option Agreement, you shall not assign any of your under this Stock Option Agreement without the prior written consent of the Company, which consent may be withheld in its sole discretion. The Company shall be permitted to assign its rights or obligations under this Stock Option Agreement, but no such assignment shall release the Company of any obligations pursuant to this Stock Option Agreement.

(c) Severability. The validity, legality or enforceability of the remainder of this Stock Option Agreement shall not be affected even if one or more of the provisions of this Stock Option Agreement shall be held to be invalid, illegal or unenforceable in any respect.

(d) Administration. Any determination by the Administrator in connection with any question or issue arising under the Plan or this Stock Option Agreement shall be final, conclusive, and binding on you, the Company, and all other persons.

(e) Headings. The section headings in this Stock Option Agreement are inserted only as a matter of convenience, and in no way define, limit or interpret the scope of this Stock Option Agreement or of any particular section.

(f) Delivery of Documents and Notices. Any document relating to participation in the Plan, or any notice required or permitted hereunder shall be given in writing and shall be deemed effectively given (except to the extent that this Stock Option Agreement provides for effectiveness only upon actual receipt of such notice) upon personal delivery through electronic delivery at the e-mail address, if any, provided for you by the Company, or, upon deposit in the local postal service, by registered or certified mail, or with a nationally recognized overnight courier service with postage and fees prepaid, addressed to the other party at the address of such party set forth in this Stock Option Agreement or at such other address as such party may designate in writing from time to time to the other party.

7

(i) Description of Electronic Delivery. The Plan documents, which may include but do not necessarily include: the Plan, the Option Notice, this Stock Option Agreement, and any reports of the Company provided generally to the Company’s shareholders, may be delivered to you electronically. In addition, if permitted by the Company, you may deliver electronically this Stock Option Agreement and Exercise Notice called for by Section 7(a) to the Company or to such third party involved in administering the Plan as the Company may designate from time to time. Such means of electronic delivery may include but do not necessarily include the delivery of a link to a Company intranet or the internet site of a third party involved in administering the Plan, the delivery of the document via e-mail or such other means of electronic delivery specified by the Company.

(ii) Consent to Electronic Delivery. You acknowledge that you have read Section 12(f)(i) of this Stock Option Agreement and consent to the electronic delivery of the Plan documents and, if permitted by the Company, the delivery of this Stock Option Agreement and exercise notice, as described in Section 12(f)(i) You acknowledge that you may receive from the Company a paper copy of any documents delivered electronically at no cost to you by contacting the Company by telephone or in writing. You further acknowledge that you will be provided with a paper copy of any documents if the attempted electronic delivery of such documents fails. Similarly, you understand that you must provide the Company or any designated third party administrator with a paper copy of any documents if the attempted electronic delivery of such documents fails. You may revoke your consent to the electronic delivery of documents described in Section 12(f)(i) or may change the electronic mail address to which such documents are to be delivered (if you have provided an electronic mail address) at any time by notifying the Company of such revoked consent or revised e-mail address by telephone, postal service or electronic mail. Finally, you understand that you are not required to consent to electronic delivery of documents described in Section 12(f)(i).

14. GOVERNING PLAN DOCUMENT. Your option is subject to all the provisions of the Plan, the provisions of which are hereby made a part of your option, and is further subject to all interpretations, amendments, rules and regulations which may from time to time be promulgated and adopted pursuant to the Plan. In the event of any conflict between the provisions of your option and those of the Plan, the provisions of the Plan shall control. This Stock Option Agreement is governed by the laws of the State of Delaware.

15. CLAWBACK POLICY. Your option is subject to the terms of the Company’s recoupment, clawback or similar policy as it may be in effect from time to time, as well as any similar provisions of applicable law, any of which could in certain circumstances require forfeiture of the option and repayment or forfeiture of any shares of Common Stock or other cash or property received with respect to the option (including any value received from a disposition of the shares acquired upon exercise of the option).

8

NEKTAR THERAPEUTICS

2008 EQUITY INCENTIVE PLAN

STOCK OPTION AGREEMENT

(NON-EMPLOYEE DIRECTORS)

Pursuant to the Stock Option Grant Notice, which may be in such form (including electronic form) as prescribed by the Committee from time to time (“Option Notice”), and this Stock Option Agreement, Nektar Therapeutics (the “Company”) has granted you an option under its 2008 Equity Incentive Plan (the “Plan”) to purchase the number of shares of the Company’s Common Stock indicated in the Option Notice at the exercise price indicated in the Option Notice. Defined terms not explicitly defined in this Stock Option Agreement but defined in the Plan shall have the same definitions as in the Plan.

The details of your option are as follows:

12. VESTING. Subject to the limitations contained herein, your option will vest as provided in the Option Notice, provided that vesting will cease upon the termination of your Continuous Service. Notwithstanding the foregoing, in the event your Continuous Service is terminated as a result of your death, your option shall become fully vested and exercisable as of the date of such termination.

13. NUMBER OF SHARES AND EXERCISE PRICE. The number of shares subject to your option and your exercise price per share referenced in the Option Notice may be adjusted from time to time for capitalization adjustments, as provided in the Plan.

14. EXERCISE RESTRICTION FOR NON-EXEMPT EMPLOYEES. If you are an Employee eligible for overtime compensation under the Fair Labor Standards Act of 1938, as amended (i.e., a “Non-Exempt Employee”), you may not exercise your option until at least six (6) months following the Date of Grant specified in your Option Notice, notwithstanding any other provision of your option.

15. METHOD OF PAYMENT. Payment of the exercise price is due in full upon exercise of all or any part of your option. You may elect to make payment of the exercise price in one or more of the following forms:

(a) In cash or by check;

(b) Provided that at the time of exercise the Common Stock is publicly traded on a nationally recognized stock exchange, and as may be permitted by the Company in its sole discretion and subject to such procedures as the Committee may adopt, pursuant to a “cashless exercise” with a third party who provides financing for the purposes of (or who otherwise facilitates) the purchase or exercise of awards; or

1

(c) As permitted by the Company in its sole discretion, by delivery of already-owned shares of Common Stock either that you have held for the period required to avoid a charge to the Company’s reported earnings (generally six months) or that you did not acquire, directly or indirectly from the Company, that are owned free and clear of any liens, claims, encumbrances or security interests, and that are valued at Fair Market Value on the date of exercise. “Delivery” for these purposes, in the sole discretion of the Company at the time your option is exercised, shall include delivery to the Company of your attestation of ownership of such shares of Common Stock in a form approved by the Company. Notwithstanding the foregoing, your option may not be exercised by tender to the Company of Common Stock to the extent such tender would constitute a violation of the provisions of any law, regulation or agreement restricting the redemption of the Company’s stock.

16. SECURITIES LAW COMPLIANCE. Notwithstanding anything to the contrary contained herein, your option may not be exercised unless the shares issuable upon exercise of your option are then registered under the Securities Act or, if such shares are not then so registered, the Company has determined that such exercise and issuance would be exempt from the registration requirements of the Securities Act. The exercise of your option must also comply with other applicable laws and regulations governing the option, and the option may not be exercised if the Company determines that the exercise would not be in material compliance with such laws and regulations.

17. TERM. The term of your option commences on the Date of Grant and expires upon the earliest of the following:

(a) eighteen (18) months after the termination of your Continuous Service for any reason other than death or Disability, provided that if during any part of such eighteen (18)-month period the option is not exercisable solely because of the condition set forth in Section 5, the option shall not expire until the earlier of the Expiration Date indicated on the Option Notice or until it shall have been exercisable for an aggregate period of eighteen (18) months after the termination of your Continuous Service;

(b) eighteen (18) months after the termination of your Continuous Service due to Disability;

(c) eighteen (18) months after your death if you die either during your Continuous Service or within three (3) months after your Continuous Service terminates for a reason other than death;

(d) the Expiration Date indicated in the Option Notice; or

(e) the eighth (8th) anniversary of the Date of Grant.

Note, if you are a US taxpayer and your option is an incentive stock option, to obtain the federal income tax advantages associated with an “incentive stock option,” the Code requires that at all times beginning on the Date of Grant of your option and ending on the day three (3) months before the date of your option’s exercise, you must be an employee of the

2

Company or an Affiliate, except in the event of your death or Disability. The Company has provided for extended exercisability of your option under certain circumstances for your benefit but cannot guarantee that your option will necessarily be treated as an “incentive stock option” if you continue to provide services to the Company or an Affiliate as a Consultant or Director after your employment terminates or if you otherwise exercise your option more than three (3) months after the date your employment terminates.

18. EXERCISE.

(a) You may exercise the vested portion of your option during its term by delivering a Notice of Exercise (in a form designated by the Company), or by completion of such other exercise procedures as may be prescribed by the Committee from time to time, and payment of the exercise price to the Secretary of the Company, or to such other person as the Company may designate, during regular business hours, together with such additional documents as the Company may then require.

(b) By exercising your option you agree that, as a condition to any exercise of your option, the Company may require you to arrange for the payment to the Company of any required tax withholding in connection with such exercise as described in Section 10 below.

(c) If your option is an incentive stock option, by exercising your option you agree that you will notify the Company in writing within fifteen (15) days after the date of any disposition of any of the shares of the Common Stock issued upon exercise of your option that occurs within two (2) years after the date of your option grant or within one (1) year after such shares of Common Stock are transferred upon exercise of your option.

19. TRANSFERABILITY. Your option is not transferable, except by will or by the laws of descent and distribution, and is exercisable during your life only by you. Notwithstanding the foregoing, by delivering written notice to the Company, in a form satisfactory to the Company, you may designate a third party who, in the event of your death, shall thereafter be entitled to exercise your option.

20. OPTION NOT A SERVICE CONTRACT. Your option is not an employment or service contract, and nothing in your option shall be deemed to create in any way whatsoever any obligation on your part to continue in the employ of the Company or an Affiliate, or of the Company or an Affiliate to continue your employment. In addition, nothing in your option shall obligate the Company or an Affiliate, their respective shareholders, Boards of Directors, Officers or Employees to continue any relationship that you might have as a Director or Consultant for the Company or an Affiliate.

21. TAX OBLIGATIONS.

(a) You are responsible for satisfaction of all federal, state, local and foreign tax withholding obligations of the Company and its Affiliates, if any, which arise in connection with the option, including, without limitation, obligations arising upon (i) the exercise, in whole or in part, of the option, (ii) the transfer, in whole or in part, of any shares acquired upon exercise of

3

the option, (iii) the operation of any law or regulation providing for the imputation of interest, or (iv) the lapsing of any restriction with respect to any shares acquired upon exercise of the option. No shares of Common Stock will be issued until the Company has received a definitive agreement or other documentation satisfactory to the Company, in its sole discretion, that all such obligations have been or will be satisfied by you. Regardless of whether the Company properly withholds the full amount of such obligations, you hereby acknowledge and agree that that all such obligations shall transfer in their entirety from the Company to you and that such liability shall be ultimately your responsibility and liability.

(b) You hereby authorize the Company or any of its Affiliates to withhold from payroll and any other amounts payable to you and otherwise agree to make adequate provision for any sums required to satisfy the federal, state, local and foreign tax obligations, if any, of the Company or any of its Affiliates arising in connection with the option. In the event that the Company determines that the tax obligations will not be satisfied by the method described above, you authorize the Company’s designated third party plan administrator (i.e. E*Trade or such successor third party administrator as the Company may designate from time to time), to sell a number of shares of Common Stock that are exercised under the option, which the Company determines is sufficient to generate an amount that meets the tax obligations plus additional shares, as necessary, to account for rounding and market fluctuations, and to pay such tax withholding amounts to the Company. The shares of Common Stock may be sold as part of a block trade with other Participants of the Plan in which all Participants receive an average price. Any adverse consequences to you resulting from the procedure permitted under this Section 10, including, without limitation, tax consequences and any loss of prospective stock appreciation, shall be your sole responsibility and there shall be no liability to the Company for any adverse consequences of any nature whatsoever.

(c) The Company may, in its discretion, permit or require you to satisfy all or any portion of the tax withholding obligations described in this Section 10 by deducting from the shares of Common Stock otherwise deliverable to you in settlement of the option a number of shares of Common Stock having a fair market value, as determined by the Company as of the date on which the tax obligations arise, not in excess of the minimum amount of such tax obligations determined by the applicable withholding rates.

(d) You hereby acknowledge that you understand that you may suffer adverse tax consequences as a result of the exercise of the option or disposition of the shares. You hereby represent that you have consulted with any tax consultants the you deem advisable in connection with the exercise of the option or disposition of the shares and that you are not relying on the Company for any tax advice.

22. EMPLOYMENT CONDITIONS. In accepting the option, you acknowledge that:

(a) Any notice period mandated under any applicable laws shall not be treated as service for the purpose of determining the vesting of the option; and your right to receive shares of Common Stock in settlement of the option after termination as an Employee, if any, will be measured by the date of your termination as an Employee and will not be extended by any notice

4

period mandated under the applicable law. Subject to the foregoing and the provisions of the Plan, the Company, in its sole discretion, shall determine whether your status as an Employee has terminated and the effective date of such termination.

(b) The vesting of the option shall cease upon, and no portion of the option shall become vested following, your termination as an Employee for any reason except as may be explicitly provided by the Plan or this Stock Option Agreement. Unless otherwise provided in the Plan or this Stock Option Agreement, the unvested portion of the option at the time of your termination as an Employee will be forfeited.

(c) The Plan is established voluntarily by the Company. It is discretionary in nature and it may be modified, amended, suspended or terminated by the Company at any time, subject to Section 12 of the Plan.

(d) The grant of the option is voluntary and occasional and does not create any contractual or other right to receive future grants of options, or benefits in lieu of options, even if options have been granted repeatedly in the past.

(e) All decisions with respect to future option grants, if any, will be at the sole discretion of the Company.

(f) You are voluntarily participating in the Plan.

(g) The option is an extraordinary item that does not constitute compensation of any kind for service rendered to the Company (or any Affiliate), and which is outside the scope of your employment contract, if any. In addition, the option is not part of normal or expected compensation or salary for any purpose, including, but not limited to, calculating any severance, resignation, termination, redundancy, end-of-service payments, bonuses, long-service awards, pension or retirement benefits or similar payments.

(h) The future value of the underlying shares of Common Stock is unknown and cannot be predicted with certainty. If you obtain shares upon settlement of the option, the value of those shares may increase or decrease.

(i) No claim or entitlement to compensation or damages arises from termination of the option or diminution in value of the option or shares of Common Stock acquired upon settlement of the option resulting from your termination as an Employee (for any reason whether or not in breach of the local law) and you irrevocably release the Company and each Affiliate from any such claim that may arise. If, notwithstanding the foregoing, any such claim is found by a court of competent jurisdiction to have arisen then, by signing this Stock Option Agreement, you shall be deemed irrevocably to have waived your entitlement to pursue such a claim.

5

12. GENERAL PROVISIONS.

(a) Successors and Assigns. Except as provided herein to the contrary, this Stock Option Agreement shall be binding upon and inure to the benefit of the parties to this Stock Option Agreement, their respective successors and permitted assigns.

(b) No Assignment. Except as otherwise provided in this Stock Option Agreement, you shall not assign any of your under this Stock Option Agreement without the prior written consent of the Company, which consent may be withheld in its sole discretion. The Company shall be permitted to assign its rights or obligations under this Stock Option Agreement, but no such assignment shall release the Company of any obligations pursuant to this Stock Option Agreement.

(c) Severability. The validity, legality or enforceability of the remainder of this Stock Option Agreement shall not be affected even if one or more of the provisions of this Stock Option Agreement shall be held to be invalid, illegal or unenforceable in any respect.

(d) Administration. Any determination by the Administrator in connection with any question or issue arising under the Plan or this Stock Option Agreement shall be final, conclusive, and binding on you, the Company, and all other persons.

(e) Headings. The section headings in this Stock Option Agreement are inserted only as a matter of convenience, and in no way define, limit or interpret the scope of this Stock Option Agreement or of any particular section.

(f) Delivery of Documents and Notices. Any document relating to participation in the Plan, or any notice required or permitted hereunder shall be given in writing and shall be deemed effectively given (except to the extent that this Stock Option Agreement provides for effectiveness only upon actual receipt of such notice) upon personal delivery through electronic delivery at the e-mail address, if any, provided for you by the Company, or, upon deposit in the local postal service, by registered or certified mail, or with a nationally recognized overnight courier service with postage and fees prepaid, addressed to the other party at the address of such party set forth in this Stock Option Agreement or at such other address as such party may designate in writing from time to time to the other party.

6

(i) Description of Electronic Delivery. The Plan documents, which may include but do not necessarily include: the Plan, the Option Notice, this Stock Option Agreement, and any reports of the Company provided generally to the Company’s shareholders, may be delivered to you electronically. In addition, if permitted by the Company, you may deliver electronically this Stock Option Agreement and Exercise Notice called for by Section 7(a) to the Company or to such third party involved in administering the Plan as the Company may designate from time to time. Such means of electronic delivery may include but do not necessarily include the delivery of a link to a Company intranet or the internet site of a third party involved in administering the Plan, the delivery of the document via e-mail or such other means of electronic delivery specified by the Company.

(ii) Consent to Electronic Delivery. You acknowledge that you have read Section 12(f)(i) of this Stock Option Agreement and consent to the electronic delivery of the Plan documents and, if permitted by the Company, the delivery of this Stock Option Agreement and exercise notice, as described in Section 12(f)(i) You acknowledge that you may receive from the Company a paper copy of any documents delivered electronically at no cost to you by contacting the Company by telephone or in writing. You further acknowledge that you will be provided with a paper copy of any documents if the attempted electronic delivery of such documents fails. Similarly, you understand that you must provide the Company or any designated third party administrator with a paper copy of any documents if the attempted electronic delivery of such documents fails. You may revoke your consent to the electronic delivery of documents described in Section 12(f)(i) or may change the electronic mail address to which such documents are to be delivered (if you have provided an electronic mail address) at any time by notifying the Company of such revoked consent or revised e-mail address by telephone, postal service or electronic mail. Finally, you understand that you are not required to consent to electronic delivery of documents described in Section 12(f)(i).

14. GOVERNING PLAN DOCUMENT. Your option is subject to all the provisions of the Plan, the provisions of which are hereby made a part of your option, and is further subject to all interpretations, amendments, rules and regulations which may from time to time be promulgated and adopted pursuant to the Plan. In the event of any conflict between the provisions of your option and those of the Plan, the provisions of the Plan shall control. This Stock Option Agreement is governed by the laws of the State of Delaware.

15. CLAWBACK POLICY. Your option is subject to the terms of the Company’s recoupment, clawback or similar policy as it may be in effect from time to time, as well as any similar provisions of applicable law, any of which could in certain circumstances require forfeiture of the option and repayment or forfeiture of any shares of Common Stock or other cash or property received with respect to the option (including any value received from a disposition of the shares acquired upon exercise of the option).

7

NEKTAR THERAPEUTICS

2008 EQUITY INCENTIVE PLAN

STOCK OPTION AGREEMENT

(FOR OPTIONHOLDERS IN INDIA)

(CASHLESS EXERCISE ONLY)

Pursuant to the Stock Option Grant Notice, which may be in such form (including electronic form) as prescribed by the Committee from time to time (“Option Notice”), and this Stock Option Agreement, Nektar Therapeutics (the “Company”) has granted you an option under its 2008 Equity Incentive Plan (the “Plan”) to purchase the number of shares of the Company’s Common Stock indicated in the Option Notice at the exercise price indicated in the Option Notice. Defined terms not explicitly defined in this Stock Option Agreement but defined in the Plan shall have the same definitions as in the Plan.

The details of your option are as follows:

1. VESTING. Subject to the limitations contained herein, your option will vest as provided in the Option Notice, provided that vesting will cease upon the termination of your Continuous Service. Notwithstanding the foregoing, in the event your Continuous Service is terminated as a result of your death, your option shall become fully vested and exercisable as of the date of such termination.

2. NUMBER OF SHARES AND EXERCISE PRICE. The number of shares subject to your option and your exercise price per share referenced in the Option Notice may be adjusted from time to time for capitalization adjustments, as provided in the Plan.

3. EXERCISE RESTRICTION – CASHLESS EXERCISE ONLY. Regardless of the provisions concerning the issuance of shares set forth generally in this Stock Option Agreement and the Plan, shares will not be delivered to you upon exercise of the option. Rather, you only may exercise the option through a “cashless” exercise (also known as a “same-day-sale” or “immediate sale”). This means that you do not include payment of the Exercise Price per Share when you exercise the option. The Exercise Price per Share (and any applicable commissions, fees and/or tax withholding or remittance obligations) will be withheld from the proceeds of the sale, and the remaining cash proceeds will be sent to you.

4. PROCESS FOR EXERCISE.

(a) You may exercise the vested portion of your option during its term by delivering a Notice of Exercise (in a form designated by the Company), or by completion of such other exercise procedures as may be prescribed by the Committee from time to time, and payment of the exercise price to the Secretary of the Company, or to such other person as the Company may designate, during regular business hours, together with such additional documents as the Company may then require.

1

(b) By exercising your option you agree that, as a condition to any exercise of your option, the Company may require you to enter an arrangement providing for the payment by you to the Company of any tax withholding as described in Section 10 below by reason of (1) the exercise of your option, (2) the lapse of any substantial risk of forfeiture to which the shares of Common Stock are subject at the time of exercise, or (3) the disposition of shares of Common Stock acquired upon such exercise.

(c) If your option is an incentive stock option, by exercising your option you agree that you will notify the Company in writing within fifteen (15) days after the date of any disposition of any of the shares of the Common Stock issued upon exercise of your option that occurs within two (2) years after the date of your option grant or within one (1) year after such shares of Common Stock are transferred upon exercise of your option.

5. SECURITIES LAW COMPLIANCE. Notwithstanding anything to the contrary contained herein, your option may not be exercised unless the shares issuable upon exercise of your option are then registered under the Securities Act or, if such shares are not then so registered, the Company has determined that such exercise and issuance would be exempt from the registration requirements of the Securities Act. The exercise of your option must also comply with other applicable laws and regulations governing the option, and the option may not be exercised if the Company determines that the exercise would not be in material compliance with such laws and regulations.

6. TERM. The term of your option commences on the Date of Grant and expires upon the earliest of the following:

(a) three (3) months after the termination of your Continuous Service for any reason other than death or Disability, provided that (i) if during any part of such three (3)-month period the option is not exercisable solely because of the condition set forth in Section 5, the option shall not expire until the earlier of the Expiration Date indicated on the Option Notice or until it shall have been exercisable for an aggregate period of three (3) months after the termination of your Continuous Service;

(b) twelve (12) months after the termination of your Continuous Service due to Disability;

(c) eighteen (18) months after your death if you die either during your Continuous Service or within three (3) months after your Continuous Service terminates for a reason other than death;

(d) the Expiration Date indicated in the Option Notice; or

(e) the eighth (8th) anniversary of the Date of Grant.

Note, if you are a US taxpayer and your option is an incentive stock option, to obtain the federal income tax advantages associated with an “incentive stock option,” the Code requires that at all times beginning on the Date of Grant of your option and ending on the day

2

three (3) months before the date of your option’s exercise, you must be an employee of the Company or an Affiliate, except in the event of your death or Disability. The Company has provided for extended exercisability of your option under certain circumstances for your benefit but cannot guarantee that your option will necessarily be treated as an “incentive stock option” if you continue to provide services to the Company or an Affiliate as a Consultant or Director after your employment terminates or if you otherwise exercise your option more than three (3) months after the date your employment terminates.

7. TRANSFERABILITY. Your option is not transferable, except by will or by the laws of descent and distribution, and is exercisable during your life only by you. Notwithstanding the foregoing, by delivering written notice to the Company, in a form satisfactory to the Company, you may designate a third party who, in the event of your death, shall thereafter be entitled to exercise your option.

8. OPTION NOT A SERVICE CONTRACT. Your option is not an employment or service contract, and nothing in your option shall be deemed to create in any way whatsoever any obligation on your part to continue in the employ of the Company or an Affiliate, or of the Company or an Affiliate to continue your employment. In addition, nothing in your option shall obligate the Company or an Affiliate, their respective shareholders, Boards of Directors, Officers or Employees to continue any relationship that you might have as a Director or Consultant for the Company or an Affiliate.

9. TAX OBLIGATIONS.

(a) You are responsible for satisfaction of (i) all federal, state, local and foreign tax withholding obligations of the Company and its Affiliates, if any, which arise in connection with the option, including, without limitation, obligations arising upon (A) the exercise, in whole or in part, of the option, (B) the transfer, in whole or in part, of any shares acquired upon exercise of the option, and (C) the operation of any law or regulation providing for the imputation of interest; and (ii) any other tax and social insurance liability, including, without limitation, fringe benefit tax liability payable by an Affiliate as permitted under local law, associated with the grant, vesting or exercise of the option (as may change from time to time). No shares of Common Stock will be issued until the Company has received a definitive agreement or other documentation satisfactory to the Company, in its sole discretion, that all such obligations have been or will be satisfied by you. Regardless of whether the Company properly withholds the full amount of such obligations, you hereby acknowledge and agree that that all such obligations shall transfer in their entirety from the Company to you and that such liability shall be ultimately your responsibility and liability.

(b) You hereby authorize the Company and any of its Affiliates to withhold from payroll and any other amounts payable to you and otherwise agree to make adequate provision for any sums required to satisfy the federal, state, local and foreign tax obligations, if any, of the Company and any of its Affiliates arising in connection with the option.

(c) You hereby acknowledge that you understand that you may suffer adverse tax consequences and/or loss of prospective gain as a result of the exercise of the option or

3

disposition of the shares. You hereby represent that you have consulted with any tax consultants the you deem advisable in connection with the exercise of the option or disposition of the shares and that you are not relying on the Company for any tax advice. Any adverse consequences, including, without limitation, tax consequences and any loss of prospective stock appreciation, shall be your sole responsibility and there shall be no liability to the Company for any adverse consequences of any nature whatsoever.

10. EMPLOYMENT CONDITIONS. In accepting the option, you acknowledge that:

(a) Any notice period mandated under any applicable laws shall not be treated as service for the purpose of determining the vesting of the option; and your right to receive shares of Common Stock in settlement of the option after termination as an Employee, if any, will be measured by the date of your termination as an Employee and will not be extended by any notice period mandated under the applicable law. Subject to the foregoing and the provisions of the Plan, the Company, in its sole discretion, shall determine whether your status as an Employee has terminated and the effective date of such termination.

(b) The vesting of the option shall cease upon, and no portion of the option shall become vested following, your termination as an Employee for any reason except as may be explicitly provided by the Plan or this Stock Option Agreement. Unless otherwise provided in the Plan or this Stock Option Agreement, the unvested portion of the option at the time of your termination as an Employee will be forfeited.

(c) The Plan is established voluntarily by the Company. It is discretionary in nature and it may be modified, amended, suspended or terminated by the Company at any time, subject to Section 12 of the Plan.

(d) The grant of the option is voluntary and occasional and does not create any contractual or other right to receive future grants of options, or benefits in lieu of options, even if options have been granted repeatedly in the past.

(e) All decisions with respect to future option grants, if any, will be at the sole discretion of the Company.

(f) You are voluntarily participating in the Plan.

(g) The option is an extraordinary item that does not constitute compensation of any kind for service rendered to the Company (or any Affiliate), and which is outside the scope of your employment contract, if any. In addition, the option is not part of normal or expected compensation or salary for any purpose, including, but not limited to, calculating any severance, resignation, termination, redundancy, end-of-service payments, bonuses, long-service awards, pension or retirement benefits or similar payments.

(h) The future value of the underlying shares of Common Stock is unknown and cannot be predicted with certainty.

4

(i) No claim or entitlement to compensation or damages arises from termination of the option or diminution in value of the option or shares of Common Stock and you irrevocably release the Company and each Affiliate from any such claim that may arise. If, notwithstanding the foregoing, any such claim is found by a court of competent jurisdiction to have arisen then, by signing this Stock Option Agreement, you shall be deemed irrevocably to have waived your entitlement to pursue such a claim.

11. DATA PRIVACY CONSENT.

(a) You hereby explicitly and unambiguously consent to the collection, use and transfer, in electronic or other form, of your personal data as described in this Stock Option Agreement by and among the Company and each Affiliate for the exclusive purpose of implementing, administering and managing your participation in the Plan.

(b) You understand that the company (or any Affiliate) holds certain personal information about you, including, but not limited to, your name, home address and telephone number, date of birth, social insurance number or other identification number, salary, nationality, job title, any securities or directorships held in the Company, details of all awards or any other entitlement to shares awarded, canceled, exercised, vested, unvested or outstanding in your favor, for the purpose of implementing, administering and managing the plan (“data”). You understand that data may be transferred to any third parties assisting in the implementation, administration and management of the Plan, that these recipients may be located in your country or elsewhere, and that the recipient’s country may have different data privacy laws and protections than your country. You authorize the recipients to receive, possess, use, retain and transfer the data, in electronic or other form, for the purposes of implementing, administering and managing your participation in the Plan, including any requisite transfer of such data as may be required to a broker or other third party with whom you may elect to deposit any shares acquired upon settlement of the award. You understand that data will be held only as long as is necessary to implement, administer and manage your participation in the plan.

12. GENERAL PROVISIONS.

(a) Successors and Assigns. Except as provided herein to the contrary, this Stock Option Agreement shall be binding upon and inure to the benefit of the parties to this Stock Option Agreement, their respective successors and permitted assigns.

(b) No Assignment. Except as otherwise provided in this Stock Option Agreement, you shall not assign any of your under this Stock Option Agreement without the prior written consent of the Company, which consent may be withheld in its sole discretion. The Company shall be permitted to assign its rights or obligations under this Stock Option Agreement, but no such assignment shall release the Company of any obligations pursuant to this Stock Option Agreement.

5

(c) Severability. The validity, legality or enforceability of the remainder of this Stock Option Agreement shall not be affected even if one or more of the provisions of this Stock Option Agreement shall be held to be invalid, illegal or unenforceable in any respect.

(d) Administration. Any determination by the Administrator in connection with any question or issue arising under the Plan or this Stock Option Agreement shall be final, conclusive, and binding on you, the Company, and all other persons.

(e) Headings. The section headings in this Stock Option Agreement are inserted only as a matter of convenience, and in no way define, limit or interpret the scope of this Stock Option Agreement or of any particular section.

(f) Delivery of Documents and Notices. Any document relating to participation in the Plan, or any notice required or permitted hereunder shall be given in writing and shall be deemed effectively given (except to the extent that this Stock Option Agreement provides for effectiveness only upon actual receipt of such notice) upon personal delivery through electronic delivery at the e-mail address, if any, provided for you by the Company, or, upon deposit in the local postal service, by registered or certified mail, or with a nationally recognized overnight courier service with postage and fees prepaid, addressed to the other party at the address of such party set forth in this Stock Option Agreement or at such other address as such party may designate in writing from time to time to the other party.

(i) Description of Electronic Delivery. The Plan documents, which may include but do not necessarily include: the Plan, this Stock Option Agreement, and any reports of the Company provided generally to the Company’s shareholders, may be delivered to you electronically. In addition, if permitted by the Company, you may deliver electronically this Stock Option Agreement and Exercise Notice to the Company or to such third party involved in administering the Plan as the Company may designate from time to time. Such means of electronic delivery may include but do not necessarily include the delivery of a link to a Company intranet or the internet site of a third party involved in administering the Plan, the delivery of the document via e-mail or such other means of electronic delivery specified by the Company.

(ii) Consent to Electronic Delivery. You acknowledge that you have read Section 12(f)(i) of this Stock Option Agreement and consent to the electronic delivery of the Plan documents and, if permitted by the Company, the delivery of this Stock Option Agreement and exercise notice, as described in Section 12(f)(i) You acknowledge that you may receive from the Company a paper copy of any documents delivered electronically at no cost to you by contacting the Company by telephone or in writing. You further acknowledge that you will be provided with a paper copy of any documents if the attempted electronic delivery of such documents fails. Similarly, you understand that you must provide the Company or any designated third party administrator with a paper copy of any documents if the attempted electronic delivery of such documents fails. You may revoke your consent to the electronic

6

delivery of documents described in Section 12(f)(i) or may change the electronic mail address to which such documents are to be delivered (if you have provided an electronic mail address) at any time by notifying the Company of such revoked consent or revised e-mail address by telephone, postal service or electronic mail. Finally, you understand that you are not required to consent to electronic delivery of documents described in Section 12(f)(i).

13. GOVERNING PLAN DOCUMENT. Your option is subject to all the provisions of the Plan, the provisions of which are hereby made a part of your option, and is further subject to all interpretations, amendments, rules and regulations which may from time to time be promulgated and adopted pursuant to the Plan. In the event of any conflict between the provisions of your option and those of the Plan, the provisions of the Plan shall control. This Stock Option Agreement is governed by the laws of the State of Delaware.

14. CLAWBACK POLICY. Your option is subject to the terms of the Company’s recoupment, clawback or similar policy as it may be in effect from time to time, as well as any similar provisions of applicable law, any of which could in certain circumstances require forfeiture of the option and repayment or forfeiture of any shares of Common Stock or other cash or property received with respect to the option (including any value received from a disposition of the shares acquired upon exercise of the option).

7

NEKTAR THERAPEUTICS

2008 EQUITY INCENTIVE PLAN

RESTRICTED STOCK UNIT AGREEMENT

(US PARTICIPANTS)

Pursuant to your Restricted Stock Unit Grant Notice, which may be in such form (including electronic form) as prescribed by the Committee from time to time (“Grant Notice”), and this Restricted Stock Unit Agreement (“Agreement”) (collectively, the “Award”), Nektar Therapeutics (the “Company”) has awarded you, pursuant to its 2008 Equity Incentive Plan (the “Plan”), the number of “Restricted Stock Units” as indicated in the Grant Notice. Defined terms not explicitly defined in this Agreement but defined in the Plan shall have the same definitions as in the Plan.

The details of your Award are as follows.

1. VESTING. Subject to the limitations contained herein, your Award shall vest as provided in the Grant Notice, provided that vesting shall cease upon the termination of your Continuous Service. Any Restricted Stock Units that have not vested shall be forfeited upon the termination of your Continuous Service.

2. DIVIDENDS. You shall not receive any payment or other adjustment in the number of your Restricted Stock Units for dividends or other distributions that may be made in respect of the shares of Common Stock to which your Restricted Stock Units relate.

3. DISTRIBUTION OF SHARES OF COMMON STOCK. On or as soon as administratively practical following each vesting of the applicable portion of the total Award pursuant to the Grant Notice or the Plan (and in all events not later than two and one-half months after the applicable vesting date), the Company will deliver to you a number of shares of Common Stock equal to the number of Restricted Stock Units subject to your Award that vested on such date.

4. ADJUSTMENTS. The number of Restricted Stock Units subject to your Award may be adjusted from time to time for capitalization adjustments, as provided in Section 11(a) of the Plan.

5. SECURITIES LAW COMPLIANCE. You may not be issued any shares of Common Stock under your Award unless the shares of Common Stock are either (i) then registered under the Securities Act or (ii) the Company has determined that such issuance would be exempt from the registration requirements of the Securities Act. Your Award must also comply with other applicable laws and regulations governing the Award, and you shall not receive such shares if the Company determines that such receipt would not be in material compliance with such laws and regulations.

6. EXECUTION OF DOCUMENTS. You hereby acknowledge and agree that the manner selected by the Company by which you indicate your consent to your Grant Notice is also deemed to be your execution of your Grant Notice and of this Agreement. You further

1

agree that such manner of indicating consent may be relied upon as your signature for establishing your execution of any documents to be executed in the future in connection with your Award. This Agreement shall be deemed to be signed by the Company and you upon the respective signing by the Company and you of the Grant Notice to which it is attached.

7. RESTRICTIVE LEGENDS. The shares of Common Stock issued under your Award shall be endorsed with appropriate legends, if any, determined by the Company.

8. TRANSFERABILITY. Your Award is not transferable, except by will or by the laws of descent and distribution. Notwithstanding the foregoing, by delivering written notice to the Company, in a form satisfactory to the Company, you may designate a third party who, in the event of your death, shall thereafter be entitled to receive any distribution of shares of Common Stock pursuant to Section 3 of this Agreement.

9. AWARD NOT A SERVICE CONTRACT. Your Award is not an employment or service contract, and nothing in your Award shall be deemed to create in any way whatsoever any obligation on your part to continue in the service of the Company or an Affiliate, or on the part of the Company or an Affiliate to continue such service. In addition, nothing in your Award shall obligate the Company or an Affiliate, their respective stockholders, boards of directors, Officers or Employees to continue any relationship that you might have as an Employee, Director or Consultant for the Company or an Affiliate.

10. UNSECURED OBLIGATION. Your Award is unfunded, and as a holder of vested Restricted Stock Units subject to your Award, you shall be considered an unsecured creditor of the Company with respect to the Company’s obligation, if any, to issue shares of Common Stock pursuant to Section 3 of this Agreement. As used herein, the term “Restricted Stock Unit” means a non-voting unit of measurement which is deemed for bookkeeping purposes to be equivalent to one outstanding share of Common Stock (subject to adjustment as provided in Section 4) solely for purposes of the Award. The Restricted Stock Units shall be used solely as a device for the determination of the payment to eventually be made to you if such Restricted Stock Units vest pursuant to this Agreement. The Stock Units shall not be treated as property or as a trust fund of any kind.

11. TAX OBLIGATIONS.

(a) You hereby authorize the Company or any of its Affiliates to withhold from payroll and any other amounts payable to you, and otherwise agrees to make adequate provision for, any sums required to satisfy the federal, state, local and foreign tax withholding obligations, if any, of the Company or any of its Affiliates arising in connection with the Award or the issuance of shares of Common Stock in settlement thereof. The Company shall have no obligation to deliver shares of Common Stock until the tax withholding obligations of the Company and its Affiliates have been satisfied by you.

(b) The Company may, in its discretion, permit or require you to satisfy all or any portion of such tax withholding obligations by deducting from the shares of Common Stock otherwise deliverable to you in settlement of the Award a number of shares of Common Stock having a fair market value, as determined by the Company as of the date on which the tax

2

obligations arise, not in excess of the minimum amount of such tax obligations determined by the applicable withholding rates. In the event that the Company determines that the tax obligations will not be satisfied by the method described above, you authorize the Company’s designated third party plan administrator (i.e. E*Trade or such successor third party administrator as the Company may designate from time to time), to sell a number of shares of Common Stock that are issued under the Award, which the Company determines is sufficient to generate an amount that meets the tax obligations plus additional shares, as necessary, to account for rounding and market fluctuations, and to pay such tax withholding amounts to the Company. The shares of Common Stock may be sold as part of a block trade with other Participants of the Plan in which all Participants receive an average price. Any adverse consequences to you resulting from the procedure permitted under this Section 11, including, without limitation, tax consequences and any loss of prospective stock appreciation, shall be your sole responsibility and there shall be no liability to the Company for any adverse consequences of any nature whatsoever.

(c) You hereby acknowledge that you understand that you may suffer adverse tax consequences as a result of your participation in the Plan. You hereby represent that you have consulted with any tax consultants you deem advisable in connection with the Award or disposition of the shares of Common Stock received under the Award and that you are not relying on the Company for any tax advice.

(d) Payments contemplated with respect to the Award are intended to comply with the short-term deferral exemption under Section 409A of the Code, and the provisions of this Agreement shall be construed and interpreted consistent with that intent. Notwithstanding any contrary provision in the Plan or in the Agreement, if any provision of the Plan or the Agreement contravenes any regulations or guidance promulgated under Section 409A of the Code or could cause the Awards to be subject to additional taxes, accelerated taxation, interest or penalties under Section 409A of the Code, the Company may, in its sole discretion and without your consent, modify the Plan and/or the Agreement: (i) to comply with, or avoid being subject to, Section 409A of the Code, or to avoid the imposition of any taxes, accelerated taxation, interest or penalties under Section 409A of the Code, and (ii) to maintain, to the maximum extent practicable, the original intent of the applicable provision without contravening the provisions of Section 409A of the Code. This Section 11(d) does not create an obligation on the part of the Company to modify the Plan or the Agreement and does not guarantee that the Award will not be subject to interest or penalties under Section 409A of the Code.

12. EMPLOYMENT CONDITIONS. In accepting the Award, you acknowledge that:

(a) Any notice period mandated under the laws of the local jurisdiction shall not be treated as service for the purpose of determining the vesting of the Award; and your right to receive shares of Common Stock in settlement of the Award after termination of service, if any, will be measured by the date of termination of your status as an Employee and will not be extended by any notice period mandated under the local law. Subject to the foregoing and the provisions of the Plan, the Company, in its sole discretion, shall determine whether your status as an Employee has terminated and the effective date of such termination.

(b) The vesting of the Award shall cease upon, and no portion of the Award shall become vested following, your termination as an Employee for any reason except as may be

3

explicitly provided by the Plan or this Agreement. Unless otherwise provided by the Plan or this Agreement, the unvested portion of the Award at the time of your termination as an Employee will be forfeited.

(c) The Plan is established voluntarily by the Company. It is discretionary in nature and it may be modified, amended, suspended or terminated by the Company at any time, subject to Section 12 of the Plan.

(d) The grant of the Award is voluntary and occasional and does not create any contractual or other right to receive future grants of Awards, or benefits in lieu of Awards, even if Awards have been granted repeatedly in the past.

(e) All decisions with respect to future Award grants, if any, will be at the sole discretion of the Company.

(f) You are voluntarily participating in the Plan.

(g) The Award is an extraordinary item that does not constitute compensation of any kind for service of any kind rendered to the Company (or any Affiliate), and which is outside the scope of your employment contract, if any. In addition, the Award is not part of normal or expected compensation or salary for any purpose, including, but not limited to, calculating any severance, resignation, termination, redundancy, end-of-service payments, bonuses, long-service awards, pension or retirement benefits or similar payments.

(h) The future value of the underlying shares of Common Stock is unknown and cannot be predicted with certainty. If you obtain shares upon settlement of the Award, the value of those shares may increase or decrease.

(i) No claim or entitlement to compensation or damages arises from termination of the Award or diminution in value of the Award or shares of Common Stock acquired upon settlement of the Award resulting from termination of your status as an Employee (for any reason whether or not in breach of the local law) and you irrevocably release the Company and each Affiliate from any such claim that may arise. If, notwithstanding the foregoing, any such claim is found by a court of competent jurisdiction to have arisen then, by signing this Agreement, you shall be deemed irrevocably to have waived your entitlement to pursue such a claim.

13. HEADINGS. The headings of the Sections in this Agreement are inserted for convenience only and shall not be deemed to constitute a part of this Agreement or to affect the meaning of this Agreement.

14. SEVERABILITY. If all or any part of this Agreement or the Plan is declared by any court or governmental authority to be unlawful or invalid, such unlawfulness or invalidity will not invalidate any portion of this Agreement or the Plan not declared to be unlawful or invalid. Any Section of this Agreement (or part of such a Section) so declared to be unlawful or invalid will, if possible, be construed in a manner which will give effect to the terms of such Section or part of a Section to the fullest extent possible while remaining lawful and valid.

4

15. AMENDMENT. Nothing in this Agreement shall restrict the Company’s ability to exercise its discretionary authority pursuant to Section 3 of the Plan; provided, however, that no such action may, without your consent, adversely affect your rights under your Award and this Agreement.

16. DELIVERY OF DOCUMENTS AND NOTICES. Any document relating to participation in the Plan, or any notice required or permitted hereunder shall be given in writing and shall be deemed effectively given (except to the extent that this Agreement provides for effectiveness only upon actual receipt of such notice) upon personal delivery electronic delivery at the e-mail address, if any, provided for you by the Company, or, upon deposit in the local postal service, by registered or certified mail, or with a nationally recognized overnight courier service with postage and fees prepaid, addressed to the other party at the address of such party set forth in the Grant Notice or at such other address as such party may designate in writing from time to time to the other party.

(a) The Plan documents, which may include but do not necessarily include: the Plan, this Agreement, and any reports of the Company provided generally to the Company’s shareholders, may be delivered to you electronically. In addition, if permitted by the Company, you may deliver electronically the notices called for under the Agreement or the Plan to the Company or to such third party involved in administering the Plan as the Company may designate from time to time. Such means of electronic delivery may include but do not necessarily include the delivery of a link to a Company intranet or the internet site of a third party involved in administering the Plan, the delivery of the document via e-mail or such other means of electronic delivery specified by the Company.

(b) You acknowledge that you have read this Section 16 of this Agreement and consent to the electronic delivery of the Plan documents and, if permitted by the Company, the delivery of the notices, as described in the Agreement or the Plan. You acknowledge that you may receive from the Company a paper copy of any documents delivered electronically at no cost to you by contacting the Company by telephone or in writing. You further acknowledge that you will be provided with a paper copy of any documents if the attempted electronic delivery of such documents fails. Similarly, you understand that you must provide the Company or any designated third party administrator with a paper copy of any documents if the attempted electronic delivery of such documents fails. You may revoke your consent to the electronic delivery of documents described in this Section 16 or may change the electronic mail address to which such documents are to be delivered (if you have provided an electronic mail address) at any time by notifying the Company of such revoked consent or revised e-mail address by telephone, postal service or electronic mail. Finally, you understand that you are not required to consent to electronic delivery of documents described in this Section 16.

17. MISCELLANEOUS.

(a) The rights and obligations of the Company under your Award shall be transferable to any one or more persons or entities, and all covenants and agreements hereunder shall inure to the benefit of, and be enforceable by the Company’s successors and assigns.

5

(b) You agree upon request to execute any further documents or instruments necessary or desirable in the sole determination of the Company to carry out the purposes or intent of your Award.

(c) You acknowledge and agree that you have reviewed your Award in its entirety, have had an opportunity to obtain the advice of counsel prior to executing and accepting your Award and fully understand all provisions of your Award.

18. GOVERNING PLAN DOCUMENT. Your Award is subject to all the provisions of the Plan, the provisions of which are hereby made a part of your Award, and is further subject to all interpretations, amendments, rules and regulations which may from time to time be promulgated and adopted pursuant to the Plan. In the event of any conflict between the provisions of your Award and those of the Plan, the provisions of the Plan shall control.

19. CHOICE OF LAW. The interpretation, performance and enforcement of this Agreement shall be governed by the law of the state of Delaware without regard to such state’s conflicts of laws rules.

20. CLAWBACK POLICY. The Award is subject to the terms of the Company’s recoupment, clawback or similar policy as it may be in effect from time to time, as well as any similar provisions of applicable law, any of which could in certain circumstances require repayment or forfeiture of the Restricted Stock Units or any shares of Common Stock or other cash or property received with respect to the Restricted Stock Units (including any value received from a disposition of the shares acquired upon payment of the Restricted Stock Units).

6